UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: February 29, 2016

Item 1. Schedule of Investments

Institutional Income Funds	February 29, 2016

T. Rowe Price Institutional High Yield Fund

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 81.8%		
Aerospace & Defense 0.9%		
Bombardier, 7.50%, 3/15/18 (1)	9,250	8,857
StandardAero Aviation, 10.00%, 7/15/23 (1)	4,800	4,488
Transdigm, 6.50%, 5/15/25 (1)	4,050	3,898
		17,243
Airlines 0.6%		
Air Canada, 6.75%, 10/1/19 (1)	625	641
Air Canada, 7.75%, 4/15/21 (1)	4,350	4,198
American Airlines, 5.50%, 10/1/19 (1)	4,750	4,750
American Airlines, Pass-Through Trust, Series 13-1, Class B 5.625%, 1/15/21 (1)	1,044	1,056
United Airlines Pass-Through Trust, Series 2014-2, Class B 4.625%, 3/3/24	985	985
		11,630
Automotive 1.7%		
Affinia Group, 7.75%, 5/1/21	1,925	1,992
Gestamp Funding Luxembourg, 5.625%, 5/31/20 (1)	4,775	4,751
Goodyear Tire & Rubber, 5.125%, 11/15/23	2,350	2,415
Group 1 Automotive, 5.25%, 12/15/23 (1)	1,775	1,660
Group 1 Automotive, STEP, 5.00%, 6/1/22	2,750	2,585
Metaldyne, 7.375%, 10/15/22	5,345	5,058
Nexteer Auto, 5.875%, 11/15/21 (1)	3,300	3,308
Omega, 8.75%, 7/15/23 (1)	5,550	5,050
Sonic Automotive, 5.00%, 5/15/23	2,300	2,168
Sonic Automotive, 7.00%, 7/15/22	1,400	1,456
		30,443

Banking 1.6%		
ABN AMRO Bank, VR, 5.75%, 12/29/49 (EUR)	3,000	3,034
Citigroup, VR, 5.80%, 11/29/49	2,555	2,370
Citigroup, VR, 5.95%, 12/29/49	8,495	7,985
Credit Agricole, VR, 6.625%, 9/29/49 (1)	515	454
Goldman Sachs, VR, 5.375%, 12/29/49	5,475	5,215
Intesa Sanpaolo, VR, 7.70%, 12/29/49 (1)	1,840	1,601
JPMorgan Chase, VR, 5.30%, 12/29/49	7,935	7,727
		28,386
Broadcasting 2.3%		
CBS Outdoor, 5.625%, 2/15/24	1,925	2,017
Clear Channel Worldwide, 6.50%, 11/15/22	675	616
Clear Channel Worldwide, Series B, 6.50%, 11/15/22	3,875	3,739
Cumulus Media, 7.75%, 5/1/19	2,175	587
LIN Television, 5.875%, 11/15/22	3,325	3,338
MDC Partners, 6.75%, 4/1/20 (1)	7,670	7,823
Sirius XM Radio, 6.00%, 7/15/24 (1)	725	761
Townsquare Media, 6.50%, 4/1/23 (1)	6,125	5,712
Tribune, 5.875%, 7/15/22 (1)	9,300	9,300
Univision Communications, 5.125%, 2/15/25 (1)	2,800	2,744
Univision Communications, 6.75%, 9/15/22 (1)	2,470	2,618
Univision Communications, 8.50%, 5/15/21 (1)	3,300	3,308
		42,563
Building & Real Estate 2.4%		
CCRE, 7.75%, 2/15/18 (1)	3,900	3,924
Greystar Real Estate Partners, 8.25%, 12/1/22 (1)	2,475	2,555
Howard Hughes, 6.875%, 10/1/21 (1)	8,450	8,302
Jeffries Loancore, 6.875%, 6/1/20 (1)	8,425	6,740
Ladder Capital Finance, 5.875%, 8/1/21 (1)	2,600	2,158

Ladder Capital Finance, 7.375%, 10/1/17	775	754
RPG Byty, 6.75%, 5/1/20 (EUR)(1)	4,300	4,838
Shea Homes, 5.875%, 4/1/23 (1)	2,300	2,254
Taylor Morrison Communities, 5.875%, 4/15/23 (1)	2,850	2,608
William Lyon Homes, 7.00%, 8/15/22	4,600	4,232
William Lyon Homes, 8.50%, 11/15/20	6,025	5,980
		44,345
Building Products 1.7%		
ABC Supply, 5.75%, 12/15/23 (1)	1,675	1,723
Builders FirstSource, 7.625%, 6/1/21 (1)	4,025	4,085
CEMEX Finance, 9.375%, 10/12/22 (1)	7,900	8,334
James Hardie, 5.875%, 2/15/23 (1)	3,075	3,060
Masonite International, 5.625%, 3/15/23 (1)	1,850	1,915
Reliance Intermediate, 6.50%, 4/1/23 (1)	4,900	4,998
RSI Home Products, 6.50%, 3/15/23 (1)	5,025	5,126
Spring Industries, 6.25%, 6/1/21	2,250	2,219
		31,460
Cable Operators 9.8%		
Adria Bidco, 7.875%, 11/15/20 (EUR)(1)	3,000	3,433
Adria Bidco, 7.875%, 11/15/20 (EUR)	2,415	2,764
Adria Bidco, Series aPR, 7.875%, 11/15/20 (EUR)(1)	500	572
Altice, 7.625%, 2/15/25 (1)	9,125	8,338
Altice, 7.75%, 5/15/22 (1)	8,000	7,720
Altice Financing, 6.625%, 2/15/23 (1)	2,300	2,266
Altice Finco, 8.125%, 1/15/24 (1)	3,400	3,298
Altice Finco, 9.875%, 12/15/20 (1)	7,425	7,926
Altice U.S. Financing, 7.75%, 7/15/25 (1)	1,375	1,274
B Communications, 7.375%, 2/15/21 (1)	6,150	6,645
Block Communications, 7.25%, 2/1/20 (1)	4,150	4,046

Cable One, 5.75%, 6/15/22 (1)	2,075	2,085
CCOH Safari, 5.75%, 2/15/26 (1)	11,450	11,493
Cequel Communications, 5.125%, 12/15/21 (1)	8,475	7,670
Cequel Communications, 6.375%, 9/15/20 (1)	8,575	8,382
Charter Communications Holdings, 5.75%, 9/1/23	3,000	3,060
Charter Communications Holdings, 5.75%, 1/15/24	6,425	6,553
Charter Communications Operating, 6.384%, 10/23/35 (1)	3,550	3,694
Charter Communications Operating, 6.484%, 10/23/45 (1)	3,550	3,731
Dish DBS, 5.875%, 7/15/22	4,175	3,987
Dish DBS, 6.75%, 6/1/21	7,200	7,335
Lynx II, 6.375%, 4/15/23 (1)	1,175	1,225
Lynx II, 7.00%, 4/15/23 (GBP)(1)	2,900	4,094
Neptune Finco, 10.125%, 1/15/23 (1)	13,150	14,054
Neptune Finco, 10.875%, 10/15/25 (1)	3,725	4,023
Numericable, 6.25%, 5/15/24 (1)	6,600	6,352
UnityMedia, 5.00%, 1/15/25 (1)	5,825	5,782
UnityMedia, 6.125%, 1/15/25 (1)	5,225	5,356
UPC, 6.75%, 3/15/23 (CHF)(1)	4,400	4,660
UPC, 6.75%, 3/15/23 (EUR)(1)	2,375	2,740
Virgin Media, 5.25%, 1/15/26 (1)	2,075	2,054
Virgin Media Finance, 6.00%, 10/15/24 (1)	2,475	2,512
VTR Finance, 6.875%, 1/15/24 (1)	3,050	2,875
WideOpenWest Finance, 10.25%, 7/15/19	2,775	2,536
WideOpenWest Finance, 13.375%, 10/15/19	6,975	6,278
Ziggo Bond, 7.125%, 5/15/24 (EUR)(1)	4,225	4,939
Ziggo Finance, 5.875%, 1/15/25 (1)	2,650	2,571
		178,323
Chemicals 2.2%		
Consolidated Energy Finance, 6.75%, 10/15/19 (1)	6,450	5,611

Hexion, 10.00%, 4/15/20	1,700	1,466
Hexion U.S. Finance/Nova Scotia, 6.625%, 4/15/20	9,625	7,604
Huntsman International, 4.875%, 11/15/20	300	283
INEOS Group Holdings, 6.125%, 8/15/18 (1)	3,025	3,025
Kerling, 10.625%, 2/1/17 (EUR)(1)	4,200	4,546
Momentive Performance, EC, 10.00%, 10/15/20 (2)	150	—
Platform Specialty Products, 6.50%, 2/1/22 (1)	3,125	2,523
Platform Specialty Products, 10.375%, 5/1/21 (1)	3,050	2,776
PQ, 8.75%, 11/1/18 (1)	7,775	7,270
Univar, 6.75%, 7/15/23 (1)	5,975	5,228
		40,332
Consumer Products 1.2%		
24 Hour Fitness Worldwide, 8.00%, 6/1/22 (1)	4,125	3,104
Boardriders, 8.875%, 12/15/17 (EUR)(1)	725	674
Central Garden & Pet, 6.125%, 11/15/23	2,000	2,035
Energizer Spinco, 5.50%, 6/15/25 (1)	3,825	3,781
Life Time Fitness, 8.50%, 6/15/23 (1)	4,525	4,254
Sun Products, 7.75%, 3/15/21 (1)	6,475	5,706
Tempur-Pedic, 5.625%, 10/15/23 (1)	2,700	2,744
		22,298
Container 2.7%		
AEP Industries, 8.25%, 4/15/19	2,925	2,980
Ardagh Finance, PIK, 8.375%, 6/15/19 (EUR)(1)	4,688	4,745
Ardagh Finance, PIK, 8.625%, 6/15/19 (1)	6,842	6,259
Ball, 4.00%, 11/15/23	700	685
Beverage Packaging Holdings, 6.00%, 6/15/17 (1)	5,125	5,099
Bormioli Rocco, 10.00%, 8/1/18 (EUR)(1)	4,150	4,706
Consolidated Container, 10.125%, 7/15/20 (1)	5,800	4,539
Crown Cork & Seal, 7.375%, 12/15/26	200	215

Onex Wizard AC II, 7.75%, 2/15/23 (EUR)(1)	5,400	6,041
Reynolds Group Holdings, 5.75%, 10/15/20	2,550	2,623
Reynolds Group Holdings, 8.25%, 2/15/21	7,400	7,307
Reynolds Group Holdings, 9.875%, 8/15/19	3,650	3,760
		48,959
Energy 9.4%		
Anadarko Finance, 7.50%, 5/1/31	3,960	3,546
Anadarko Petroleum, 8.70%, 3/15/19	140	141
CGG Veritas, 6.50%, 6/1/21	425	142
CGG Veritas, 6.875%, 1/15/22	8,325	2,914
Chesapeake Energy, 8.00%, 12/15/22 (1)	5,738	2,267
Cimarex Energy, 4.375%, 6/1/24	4,060	3,766
Concho Resources, 5.50%, 4/1/23	11,000	10,202
Concho Resources, 6.50%, 1/15/22	550	528
Concho Resources, 7.00%, 1/15/21	3,500	3,439
CONSOL Energy, 8.00%, 4/1/23	675	442
CrownRock, 7.125%, 4/15/21 (1)	2,300	1,943
CrownRock, 7.75%, 2/15/23 (1)	7,300	6,241
Denbury Resources, 5.50%, 5/1/22	5,450	1,689
EQT, 8.125%, 6/1/19	840	853
Exterran Partners, 6.00%, 4/1/21	1,625	1,056
Exterran Partners, 6.00%, 10/1/22	2,225	1,446
Global Geophysical, 10.50%, 5/1/17 (2)	1,400	—
Gulfport Energy, 6.625%, 5/1/23	4,390	3,710
Gulfport Energy, 7.75%, 11/1/20	3,975	3,776
Hess, 8.125%, 2/15/19	470	488
Infinis, 7.00%, 2/15/19 (GBP)(1)	3,400	4,679
Matador Resources, 6.875%, 4/15/23	11,825	10,406
MPLX, 4.50%, 7/15/23 (1)	5,450	4,551

Newfield Exploration, 5.375%, 1/1/26	2,075	1,784
Newfield Exploration, 5.625%, 7/1/24	4,875	4,400
Newfield Exploration, 5.75%, 1/30/22	1,925	1,800
Noble Energy, 8.25%, 3/1/19	355	364
Pacific Rubiales Energy, 5.375%, 1/26/19 (1)(3)(4)	10,100	1,212
Pacific Rubiales Energy, 5.625%, 1/19/25 (1)(3)(4)	5,875	737
Parsley Energy, 7.50%, 2/15/22 (1)	9,450	9,285
PBF Holding, 7.00%, 11/15/23 (1)	1,125	968
Penn Virginia, 7.25%, 4/15/19	5,375	457
Penn Virginia, 8.50%, 5/1/20	6,150	523
Petrobras International, 5.875%, 3/1/18	2,170	2,041
Pride International, 8.50%, 6/15/19	2,485	1,739
Range Resources, 4.875%, 5/15/25 (1)	5,250	4,541
Rowan Companies, 7.875%, 8/1/19	4,350	3,513
Sabine Pass Liquefaction, 6.25%, 3/15/22	6,125	5,834
SESI, 7.125%, 12/15/21	8,075	4,966
Seven Generations Energy, 6.75%, 5/1/23 (1)	3,900	3,373
Seven Generations Energy, 8.25%, 5/15/20 (1)	12,000	11,520
SM Energy, 5.625%, 6/1/25	700	282
SM Energy, 6.50%, 1/1/23	4,325	1,730
Southwestern Energy, 7.50%, 2/1/18	5,175	3,920
Targa Resources, 4.25%, 11/15/23	5,600	4,144
Targa Resources, 5.00%, 1/15/18	1,750	1,663
Targa Resources, 5.25%, 5/1/23	5,825	4,573
Targa Resources, 6.75%, 3/15/24 (1)	4,350	3,567
Weatherford, 9.625%, 3/1/19	3,650	3,112
Weatherford International, 6.35%, 6/15/17	1,575	1,496
Weatherford International, 6.75%, 9/15/40	2,600	1,586
Whiting Petroleum, 6.25%, 4/1/23	4,125	1,887
WPX Energy, 5.25%, 1/15/17	3,000	2,940

WPX Energy, 5.25%, 9/15/24	1,175	611
WPX Energy, 6.00%, 1/15/22	10,375	5,862
WPX Energy, 7.50%, 8/1/20	5,750	3,507
WPX Energy, 8.25%, 8/1/23	3,100	1,875
		170,037
Entertainment & Leisure 1.2%		
AMC Entertainment, 5.75%, 6/15/25	8,700	9,015
ClubCorp Club Operations, 8.25%, 12/15/23 (1)	2,700	2,504
Entertainment One, 6.875%, 12/15/22 (GBP)(1)	875	1,163
Regal Entertainment, 5.75%, 3/15/22	6,150	6,296
WMG Acquisition, 6.00%, 1/15/21 (1)	2,165	2,198
		21,176
Financial 5.3%		
Ally Financial, 5.125%, 9/30/24	900	902
Ally Financial, 5.75%, 11/20/25	3,850	3,725
Ally Financial, 8.00%, 11/1/31	3,950	4,345
CNO Financial, 5.25%, 5/30/25	900	875
Compass Investors, 7.75%, 1/15/21 (1)	6,575	6,098
Discover Financial Services, 10.25%, 7/15/19	2,500	3,019
Garfunkelux, 8.50%, 11/1/22 (GBP)(1)	1,950	2,570
Halyk Savings Bank, 7.25%, 1/28/21 (1)	980	974
Hockey Merger, 7.875%, 10/1/21 (1)	5,825	5,243
HRG Group, 7.75%, 1/15/22	2,525	2,399
HRG Group, 7.875%, 7/15/19	4,250	4,441
HSBK, 7.25%, 5/3/17 (1)	5,145	5,224
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	4,660	3,880
Hub International Holdings, 9.25%, 2/15/21 (1)	1,450	1,494
National Finance Partners, 9.00%, 7/15/21 (1)	1,875	1,645
NationStar Mortgage, 6.50%, 8/1/18	550	536

NationStar Mortgage, 6.50%, 7/1/21	9,375	8,274
NationStar Mortgage, 7.875%, 10/1/20	1,225	1,148
Navient, 5.00%, 10/26/20	4,125	3,671
Ocwen Financial, 6.625%, 5/15/19	6,975	6,068
OneMain Financial Holdings, 6.75%, 12/15/19 (1)	3,100	2,937
OneMain Financial Holdings, 7.25%, 12/15/21 (1)	4,850	4,547
Provident Funding, 6.75%, 6/15/21 (1)	4,641	4,444
Quicken Loans, 5.75%, 5/1/25 (1)	7,550	7,022
Thornburg Mortgage, PIK, 12.00%, 3/31/18 Acquisition Date: 9/30/08, Cost $69 (2)(4)(5)(6)	69	—
Thornburg Mortgage, VR, 12.00%, 3/31/18 (1)(2)(4)(6)	846	—
Walter Investment Management, 7.875%, 12/15/21	5,550	3,947
Wayne Merger, 8.25%, 8/1/23 (1)	7,250	6,525
		95,953
Food/Tobacco 2.4%		
Boparan Finance, 5.25%, 7/15/19 (GBP)(1)	3,050	3,906
Cott Beverages, 6.75%, 1/1/20	2,875	3,022
Darling International, 5.375%, 1/15/22	3,100	3,054
Dean Foods, 6.50%, 3/15/23 (1)	5,025	5,283
JBS Investments, 7.75%, 10/28/20 (1)	3,725	3,595
JBS USA, 5.875%, 7/15/24 (1)	4,375	3,866
Minerva Luxembourg, 7.75%, 1/31/23 (1)	5,350	5,085
Post Holdings, 6.75%, 12/1/21 (1)	3,850	4,081
Post Holdings, 7.375%, 2/15/22	5,550	5,883
Shearer's Foods, 9.00%, 11/1/19 (1)	3,225	3,394
Treehouse Foods, 6.00%, 2/15/24 (1)	2,325	2,459
		43,628
Forest Products 0.9%		
Cascades, 5.75%, 7/15/23 (1)	7,475	6,970

Mercer International, 7.00%, 12/1/19	4,325	4,022
Mercer International, 7.75%, 12/1/22	2,300	2,128
Norbord, 6.25%, 4/15/23 (1)	2,550	2,429
		15,549
Gaming 3.4%		
Boyd Gaming, 8.375%, 2/15/18 (1)	3,100	3,147
Cirsa Funding Luxembourg, 5.875%, 5/15/23 (EUR)(1)	3,000	3,019
Cirsa Finance Luxembourg, 8.75%, 5/15/18 (EUR)(1)	3,240	3,559
Eldorado Resorts, 7.00%, 8/1/23	3,450	3,441
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	5,175	3,787
International Game Technology, 6.25%, 2/15/22 (1)	5,775	5,443
International Game Technology, 6.50%, 2/15/25 (1)	4,600	4,105
Intralot Finance, 9.75%, 8/15/18 (EUR)(1)	2,935	3,230
MGM Mirage, 6.00%, 3/15/23	6,225	6,365
MGM Mirage, 6.625%, 12/15/21	6,350	6,715
Safari Holding Verwaltun, 8.25%, 2/15/21 (EUR)(1)	2,175	2,461
Scientific Games International, 7.00%, 1/1/22 (1)	3,550	3,452
Shingle Springs Tribal Gaming, 9.75%, 9/1/21 (1)	2,425	2,619
Snai Spa, 7.625%, 6/15/18 (EUR)(1)	3,275	3,520
Station Casinos, 7.50%, 3/1/21	2,600	2,727
Studio City Finance, 8.50%, 12/1/20 (1)	1,225	1,201
Wynn Macau, 5.25%, 10/15/21 (1)	2,325	2,156
		60,947
Health Care 7.2%		
Acadia Healthcare, 5.625%, 2/15/23	2,275	2,298
Acadia Healthcare, 6.50%, 3/1/24 (1)	1,700	1,751
AMAG Pharmaceuticals, 7.875%, 9/1/23 (1)	3,000	2,610
Capsugel, PIK, 7.00%, 5/15/19 (1)	5,175	5,136
Centene, 5.625%, 2/15/21 (1)	1,700	1,779

Centene, 6.125%, 2/15/24 (1)	1,150	1,216
Community Health Systems, 6.875%, 2/1/22	11,900	10,264
Concordia Healthcare, 9.50%, 10/21/22 (1)	3,900	3,793
Crimson Merger, 6.625%, 5/15/22 (1)	3,125	2,250
Endo Finance, 6.00%, 7/15/23 (1)	4,825	4,873
Endo Finance, 6.00%, 2/1/25 (1)	3,850	3,831
Ephios Bondco, 6.25%, 7/1/22 (EUR)(1)	3,850	4,258
Ephios Holdco II, 8.25%, 7/1/23 (EUR)(1)	2,025	2,104
HCA, 5.00%, 3/15/24	3,925	4,018
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	1,800	1,850
Holding-Medi Partenaires, 7.00%, 5/15/20 (EUR)(1)	4,100	4,674
Iasis Healthcare, 8.375%, 5/15/19	5,275	5,011
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	3,775	3,596
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	6,375	5,642
Molina Healthcare, 5.375%, 11/15/22 (1)	2,925	2,954
MPT Operating Partnership, 6.375%, 3/1/24	2,675	2,729
Opal Acquisition, 8.875%, 12/15/21 (1)	4,500	3,442
Select Medical, 6.375%, 6/1/21	900	801
Tenet Healthcare, 6.75%, 6/15/23	5,575	5,073
Tenet Healthcare, 8.125%, 4/1/22	3,950	3,871
Tenet Healthcare, VR, 4.012%, 6/15/20 (1)	2,075	2,044
Truven Health Analytics, 10.625%, 6/1/20	2,225	2,386
Universal Hospital, 7.625%, 8/15/20	3,775	3,284
Valeant Pharmaceuticals, 5.375%, 3/15/20 (1)	4,475	4,072
Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	16,648	13,568
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	13,500	12,420
Valeant Pharmaceuticals, 6.75%, 8/15/21 (1)	2,400	2,196
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	675	641
		130,435

Information Technology 2.5%		
Advanced Micro Devices, 6.75%, 3/1/19	4,700	3,372
Ancestry.com, 11.00%, 12/15/20	3,145	3,310
Ancestry.com, PIK, 9.625%, 10/15/18 (1)	7,200	6,840
Bankrate, 6.125%, 8/15/18 (1)	5,150	5,099
Blue Coat Holdings, 8.375%, 6/1/23 (1)	4,675	4,605
BMC Software, 7.25%, 6/1/18	2,450	2,034
CommScope Holdings, PIK, 6.625%, 6/1/20 (1)	200	203
CommScope Tech Finance, 6.00%, 6/15/25 (1)	5,925	5,851
Match Group, 6.75%, 12/15/22 (1)	3,675	3,721
Micron Technology, 5.25%, 8/1/23 (1)	2,350	2,009
Microsemi, 9.125%, 4/15/23 (1)	3,025	3,191
SS&C Technologies, 5.875%, 7/15/23 (1)	2,450	2,566
Zebra Technologies, 7.25%, 10/15/22	3,265	3,416
		46,217
Lodging 0.2%		
Playa Resorts, 8.00%, 8/15/20 (1)	3,725	3,483
		3,483
Manufacturing 1.7%		
Apex Tool Group, 7.00%, 2/1/21 (1)	8,700	6,525
Gardner Denver, 6.875%, 8/15/21 (1)	3,375	2,228
Hamilton Sundstrand, 7.75%, 12/15/20 (1)	4,800	3,431
Kraussmaffei, 8.75%, 12/15/20 (EUR)(1)	2,660	3,067
Manitowoc Foodservice, 9.50%, 2/15/24 (1)	1,000	1,050
Mcron Finance, 7.75%, 2/15/21 (1)	5,850	4,885
Sensata Technologies, 6.25%, 2/15/26 (1)	4,650	4,882
Terex, 6.00%, 5/15/21	4,050	3,817

Terex, 6.50%, 4/1/20	186	176
		30,061
Metals & Mining 2.4%		
Aleris International, 7.625%, 2/15/18	2,350	2,074
Aleris International, 7.875%, 11/1/20	5,525	4,323
Arcelormittal, VR, 10.85%, 6/1/19	5,375	5,644
Bluescope Steel, 7.125%, 5/1/18 (1)	4,925	4,765
Eldorado Gold, 6.125%, 12/15/20 (1)	4,700	3,954
Hudbay Minerals, 9.50%, 10/1/20	3,950	2,241
Lundin Mining, 7.50%, 11/1/20 (1)	4,675	4,137
Murray Energy, 11.25%, 4/15/21 (1)	7,650	899
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)(1)	4,925	4,555
Ryerson, 9.00%, 10/15/17	5,600	4,312
Ryerson, 11.25%, 10/15/18	4,483	2,970
SunCoke Energy Partners, 2013 Issue, 7.375%, 2/1/20 (1)	375	236
SunCoke Energy Partners, 2014 Issue, 7.375%, 2/1/20 (1)	800	504
SunCoke Energy Partners, 2015 Issue, 7.375%, 2/1/20 (1)	1,600	1,008
Vedanta Resources, 8.25%, 6/7/21 (1)	3,250	1,804
		43,426
Other Telecommunications 1.3%		
DuPont Fabros Technology, 5.875%, 9/15/21	3,775	3,917
EarthLink, 7.375%, 6/1/20	2,050	2,076
Equinix, 5.75%, 1/1/25	1,800	1,863
Frontier Communications, 8.875%, 9/15/20 (1)	5,150	5,330
Level 3 Communications, 5.75%, 12/1/22	2,950	3,038
Level 3 Financing, 5.625%, 2/1/23	1,575	1,622
Level 3 Financing, 6.125%, 1/15/21	900	941

Rackspace, 6.50%, 1/15/24 (1)	4,200	3,969
		22,756
Petroleum 0.5%		
Hess, 7.875%, 10/1/29	6,050	5,558
Murphy Oil, STEP, 2.50%, 12/1/17	3,535	2,969
		8,527
Publishing 0.4%		
Harland Clarke, 6.875%, 3/1/20 (1)	1,950	1,599
Harland Clarke, 9.75%, 8/1/18 (1)	1,400	1,354
McGraw-Hill Global Education, VR, 9.75%, 4/1/21	750	816
MHGE Parent, PIK, 8.50%, 8/1/19 (1)	3,175	3,111
Time, 5.75%, 4/15/22 (1)	1,025	887
		7,767
Restaurants 0.3%		
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	1,975	1,664
Seminole Hard Rock, 5.875%, 5/15/21 (1)	4,025	3,995
		5,659
Retail 2.7%		
Argos Merger, 7.125%, 3/15/23 (1)	5,975	6,102
Chinos Intermediate Holdings, PIK, 7.75%, 5/1/19 (1)	1,155	282
Claire's Stores, 10.50%, 6/1/17	2,000	945
David's Bridal, 7.75%, 10/15/20 (1)	2,575	1,555
Dollar Tree, 5.75%, 3/1/23 (1)	10,950	11,662
Guitar Center Management, 6.50%, 4/15/19 (1)	5,550	4,690
Kirk Beauty, 6.25%, 7/15/22 (EUR)(1)	3,070	3,413
Kirk Beauty, 8.75%, 7/15/23 (EUR)(1)	2,500	2,665
Linens-N-Things, VR, 8.338%, 1/15/18 (2)(4)(6)	1,100	—

Maisons du Monde, 9.00%, 8/1/20 (EUR)(1)	4,175	4,795
Matalan Finance, 6.875%, 6/1/19 (GBP)(1)	2,600	2,976
Men's Wearhouse, 7.00%, 7/1/22	2,725	2,030
Neiman Marcus Group, 8.00%, 10/15/21 (1)	2,300	1,621
New Look Secured Issuer, 6.50%, 7/1/22 (GBP)(1)	2,875	3,899
New Look Senior Issuer, 8.00%, 7/1/23 (GBP)(1)	2,150	2,798
		49,433
Satellites 0.1%		
Intelsat Jackson Holdings, 7.25%, 10/15/20	2,225	1,513
		1,513
Services 4.5%		
Acosta, 7.75%, 10/1/22 (1)	3,375	2,970
Aston Escrow, 9.50%, 8/15/21 (1)	4,500	2,048
Blueline Rental Finance, 7.00%, 2/1/19 (1)	3,025	2,216
Corporate Executive Board, 5.625%, 6/15/23 (1)	5,450	5,518
Europcar Groupe, 5.75%, 6/15/22 (EUR)(1)	2,175	2,363
First Data, 5.375%, 8/15/23 (1)	7,450	7,729
First Data, 7.00%, 12/1/23 (1)	11,225	11,225
H&E Equipment Services, 7.00%, 9/1/22	2,350	2,235
Iron Mountain, 6.125%, 9/15/22 (GBP)(1)	2,900	3,981
Laureate Education, 9.25%, 9/1/19 (1)	4,875	2,340
Loxam, 7.00%, 7/23/22 (EUR)(1)	2,925	3,191
Monitronics International, 9.125%, 4/1/20	4,800	4,128
MSCI, 5.25%, 11/15/24 (1)	3,050	3,229
MSCI, 5.75%, 8/15/25 (1)	3,225	3,491
Nord Anglia Education, 5.75%, 7/15/22 (CHF)(1)	2,125	2,134
Outerwall, 5.875%, 6/15/21	2,100	1,470
Outerwall, 6.00%, 3/15/19	8,025	6,420
Sabre, 5.375%, 4/15/23 (1)	1,475	1,486

Safway, 7.00%, 5/15/18 (1)	1,925	1,949
United Rentals North America, 6.125%, 6/15/23	5,125	5,253
United Rentals North America, 7.625%, 4/15/22	1,275	1,355
US Food Service, 8.50%, 6/30/19	4,225	4,309
		81,040
Supermarkets 0.8%		
Rite Aid, 6.125%, 4/1/23 (1)	5,650	6,046
Rite Aid, 6.75%, 6/15/21	7,275	7,711
		13,757
Transportation 0.3%		
OPE KAG Finance, 7.875%, 7/31/23 (1)	2,125	2,061
Swissport Investment, 6.75%, 12/15/21 (EUR)(1)	725	812
Watco, 6.375%, 4/1/23 (1)	3,325	3,159
		6,032
Utilities 2.0%		
AES, 5.50%, 3/15/24	5,725	5,196
Calpine, 5.375%, 1/15/23	4,550	4,254
Calpine, 5.50%, 2/1/24	2,175	1,958
Dynegy Holdings, 6.75%, 11/1/19	4,675	4,371
Energy Future International Holdings VR, 12.25%, 3/1/22 (1)(3)(4)	11,088	10,430
NRG Energy, 6.625%, 3/15/23	3,975	3,369
Terraform, 5.875%, 2/1/23 (1)	2,975	2,231
Terraform, 6.125%, 6/15/25 (1)	800	590
Terraform Global Operating, 9.75%, 8/15/22 (1)	4,825	3,486
		35,885
Wireless Communications 5.2%		
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	8,650	12,819

Digicel Group, 8.25%, 9/30/20 (1)	10,450	8,203
Digicel Limited, 6.00%, 4/15/21 (1)	2,425	2,098
OTE, 7.875%, 2/7/18 (EUR)	2,890	3,235
Sable International Finance, 6.875%, 8/1/22 (1)	3,675	3,519
Sprint Capital, 8.75%, 3/15/32	3,375	2,599
Sprint Nextel, 11.50%, 11/15/21	10,025	8,496
T-Mobile USA, 6.00%, 3/1/23	11,450	11,880
T-Mobile USA, 6.375%, 3/1/25	2,150	2,182
T-Mobile USA, 6.50%, 1/15/24	1,100	1,133
T-Mobile USA, 6.50%, 1/15/26	9,100	9,191
TBG Global, 5.25%, 2/10/22	2,275	2,109
VimpelCom Holdings, 5.20%, 2/13/19 (1)	2,300	2,292
VimpelCom Holdings, 7.504%, 3/1/22 (1)	2,525	2,598
Wind Acquisition, 4.75%, 7/15/20 (1)	4,950	4,802
Wind Acquisition, 6.50%, 4/30/20 (1)	4,080	4,131
Wind Acquisition, 7.375%, 4/23/21 (1)	14,050	12,856
		94,143
Total Corporate Bonds (Cost $1,650,559)		1,483,406
BANK LOANS 11.2% (7)		
Aerospace & Defense 0.2%		
Standard Aero, VR, 5.25%, 7/7/22	2,818	2,783
		2,783
Broadcasting 0.3%		
Clear Channel Communications, VR, 7.189%, 1/30/19	6,525	4,268
Cumulus Media, VR, 4.25%, 12/23/20	2,300	1,484
		5,752

Building Products 0.5%		
Quikrete, VR, 4.00%, 9/28/20	6,966	6,783
Quikrete, VR, 7.00%, 3/26/21	2,829	2,801
		9,584
Cable Operators 0.4%		
Neptune Finco, VR, 5.00%, 10/9/22	8,200	8,116
		8,116
Chemicals 0.6%		
Platform Specialty, VR, 5.50%, 6/7/20	4,025	3,658
Solenis International, VR, 4.25%, 7/31/21	946	895
Solenis International, VR, 7.75%, 7/31/22	7,900	6,221
		10,774
Consumer Products 0.2%		
Life Time Fitness, VR, 4.25%, 6/10/22	4,229	4,048
		4,048
Container 0.2%		
Onex Wizard, VR, 4.25%, 3/11/22	3,602	3,503
		3,503
Energy 0.4%		
CGG Holdings, VR, 6.50%, 5/15/19	3,500	2,418
Hercules Offshore, VR, 10.50%, 5/6/20	7,336	4,475
		6,893
Entertainment & Leisure 1.1%		
Formula One, VR, 4.75%, 7/30/21	9,375	8,672
Formula One, VR, 7.75%, 7/29/22	4,100	3,522
IMG Worldwide, VR, 8.25%, 5/6/22	3,750	3,150

Lions Gate, 5.00%, 3/17/22	4,450	4,005
		19,349
Financial 0.6%		
Alliant Insurance Services, VR, 4.50%, 8/12/22	2,992	2,890
HUB International Holdings, VR, 4.00%, 10/2/20	1,092	1,042
iStar Financial, VR, 7.00%, 3/19/17	1,368	1,351
Sedgwick, VR, 6.75%, 2/28/22	4,075	3,559
USI Insurance Services, VR, 4.25%, 12/27/19	1,790	1,731
		10,573
Food/Tobacco 0.3%		
Hostess, VR, 4.50%, 8/3/22	2,718	2,681
Hostess, VR, 8.50%, 8/3/23	1,925	1,833
		4,514
Health Care 0.5%		
Concordia Healthcare, VR, 5.25%, 10/21/21	3,825	3,672
Surgery Center, VR, 5.25%, 11/3/20	3,259	3,153
U.S. Renal Care, VR, 5.25%, 12/30/22	2,925	2,890
		9,715
Information Technology 0.9%		
Ancestry.com, VR, 5.00%, 8/29/22	3,117	3,078
BMC Software, VR, 5.00%, 9/10/20	2,907	2,317
Linxens, VR, 5.00%, 10/14/22	3,825	3,653
Match Group, VR, 5.50%, 11/16/22	3,950	3,932
Solarwinds, VR, 6.50%, 2/3/23	3,700	3,541
		16,521
Manufacturing 0.5%		
Filtration Group, VR, 4.25%, 11/23/20	4,017	3,866

Gardner Denver, VR, 4.25%, 7/30/20	2,025	1,666
Manitowoc Foodservice, VR, 5.75%, 2/5/23	925	925
Milacron, VR, 4.50%, 9/28/20	2,999	2,924
		9,381
Restaurants 0.1%		
PF Chang's China Bistro, VR, 4.252%, 7/2/19	2,835	2,643
		2,643
Retail 1.6%		
Academy Sports, VR, 5.00%, 7/1/22	8,455	7,783
JCPenney, VR, 6.00%, 5/22/18	11,138	10,996
Men's Wearhouse, VR, 4.50%, 6/18/21	2,985	2,679
Neiman Marcus Group, VR, 4.25%, 10/25/20	3,167	2,649
PetSmart, VR, 4.25%, 3/11/22	4,507	4,365
		28,472
Services 1.0%		
Kronos, VR, 4.50%, 10/30/19	5,922	5,759
Kronos, VR, 9.75%, 4/30/20	4,100	3,965
Nord Anglia Education, VR, 5.00%, 3/31/21	3,765	3,554
Travelport, VR, 5.754%, 9/2/21	4,437	4,293
		17,571
Utilities 0.8%		
Energy Future Holdings, VR, 4.25%, 12/19/16	9,450	9,400
Terra-Gen Finance, VR, 5.25%, 12/9/21	3,468	2,775
TPF II Power, VR, 5.50%, 10/2/21	2,508	2,348
		14,523
Wireless Communications 1.0%		
Asurion, VR, 5.00%, 5/24/19	3,249	3,055

Asurion, VR, 5.00%, 8/4/22	7,410	6,789
Asurion, VR, 8.50%, 3/3/21	10,900	8,807
		18,651
Total Bank Loans (Cost $219,648)		203,366
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.1%		
Foreign Government & Municipalities (Excluding Canadian) 0.1%		
Petroleos Mexicanos, 5.50%, 2/4/19 (1)	1,270	1,316
Petroleos Mexicanos, 6.375%, 2/4/21 (1)	1,160	1,209
Total Foreign Government Obligations & Municipalities (Cost $1,270)		2,525
CONVERTIBLE BONDS 0.1%		
Automotive 0.1%		
Tesla Motors, 0.25%, 3/1/19	1,300	1,103
Tesla Motors, 1.25%, 3/1/21	2,179	1,722
Total Convertible Bonds (Cost $2,594)		2,825
COMMON STOCKS 1.0%		
Building & Real Estate 0.0%		
Howard Hughes (4)	9	798
		798
Cable Operators 0.2%		
Altice, Class A (EUR) (4)	46	651
Altice, Class B (EUR) (4)	15	221
Liberty Broadband, C Shares (4)	36	1,823
Liberty Global, Class C (4)	2	62

Liberty Global Plc LiLAC, Series C (4)	34	1,222
		3,979
Energy 0.0%		
Global Geophysical, Warrants, 12/31/18 (2)(4)	6	18
Hercules Offshore (4)	124	159
		177
Financial 0.3%		
American International Group, Warrants, 1/19/21 (4)	51	829
Bank of America, Warrants, 1/16/19 (4)	175	673
JPMorgan Chase, Warrants, 10/28/18 (4)	67	1,087
Sentry Holdings, A Shares (GBP) (4)	2	1
Sentry Holdings, B Shares, Equity Units (GBP) (4)	1,185	1,221
Wells Fargo, Warrants, 10/28/18 (4)	64	961
		4,772
Gaming 0.0%		
New Cotai Participation, Class B (1)(2)(4)	—	399
		399
Retail 0.0%		
Land's End (4)	2	45
		45
Services 0.2%		
First Data, Class A (4)	116	1,452
Iron Mountain, REIT	70	2,057
		3,509
Wireless Communications 0.3%		
NII Holdings (4)	220	1,167

T-Mobile US	103	3,823
		4,990
Total Common Stocks (Cost $21,254)		18,669
CONVERTIBLE PREFERRED STOCKS 1.0%		
Energy 0.3%		
Hess (4)	35	1,923
WPX Energy	125	2,843
		4,766
Forest Products 0.0%		
Smurfit-Stone Container, Series A, EC (2)(4)	9	–
		–
Health Care 0.2%		
Allergan, Series A	4	3,829
		3,829
Wireless Communications 0.5%		
American Tower	14	1,338
American Tower, Series A	18	1,780
Crown Castle, Series A	43	4,581
T-Mobile USA, Series A (4)	19	1,235
		8,934
Total Convertible Preferred Stocks (Cost $18,639)		17,529
SHORT-TERM INVESTMENTS 2.1%		
Money Market Funds 1.9%		
T. Rowe Price Reserve Investment Fund, 0.32% (8)(9)	34,045	34,045
		34,045

U.S. Treasury Obligations 0.2%		
U.S. Treasury Bills, 0.16%, 7/21/16 (10)	2,700	2,698
U.S. Treasury Bills, 0.329%, 7/21/16 (10)	400	399
U.S. Treasury Bills, 0.371%, 7/21/16 (10)	300	300
U.S. Treasury Bills, 0.387%, 7/21/16 (10)	600	599
		3,996
Total Short-Term Investments (Cost $38,041)		38,041
Total Investments in Securities		
97.3% of Net Assets (Cost $1,952,005)		**$ 1,766,361**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $949,650 and represents 52.3% of net assets.

(2) Level 3 in fair value hierarchy. See Note 2.

(3) In default with respect to payment of interest.

(4) Non-income producing

(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $0 and represents 0% of net assets.

(6) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(7) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(8) Seven-day yield

(9) Affiliated Company

(10) At February 29, 2016, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(11) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

CAD Canadian Dollar

CHF Swiss Franc

(Amounts in 000s, except market price)

SWAPS 0.0%

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)**	Unrealized Gain (Loss)
BILATERAL SWAPS 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
Goldman Sachs, Protection Bought (Relevant Credit: Claire's Stores, 7.75%, 6/1/20), Pay 5.00%, Receive upon credit default, 6/20/17	2,000 $	863 $	546 $	317
Total Bilateral Credit Default Swaps, Protection Bought			546	317
Credit Default Swaps, Protection Sold 0.0%				
Barclays Capital, Protection Sold (Relevant Credit: Sprint Nextel, 8.375%, 8/15/17 $97.00*), Receive 5.00%, Pay upon credit default, 12/20/16	1,800	24	(7)	31
Barclays Capital, Protection Sold (Relevant Credit: Wind Acquisition, 11.75%, 7/15/17 102.94EUR*), Receive 5.00%, Pay upon credit default, 6/20/19 (EUR)	1,975	88	221	(133)
Goldman Sachs, Protection Sold (Relevant Credit: MBIA Inc. corporate, A-^), Receive 5.00% Pay upon credit default, 3/20/17	4,575	(1,047)	(67)	(980)
Goldman Sachs, Protection Sold (Relevant Credit: TVN Finance, 7.375%, 12/15/20 107.00EUR*), Receive 5.00%, Pay upon credit default, 6/20/19 (EUR)	975	169	53	116
Total Bilateral Credit Default Swaps, Protection Sold			200	(966)
Total Bilateral Swaps		$	746 $	(649)

*Market price at February 29, 2016

^Credit rating published by S&P

**Includes interest purchased or sold but not yet collected of $7

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional High Yield Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on May 31, 2002. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the period ended February 29, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any. The change in unrealized gain/loss on Level 3 instruments held at February 29, 2016, totaled $68,000 for the period ended February 29, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral

The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. Collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 29, 2016, securities valued at $302,000 had been posted by the fund to counterparties for bilateral derivatives. As of February 29, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $1,739,000.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Options
The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or credit ratings; and, for written options, potential losses in excess of the fund’s initial investment.

Swaps
The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin).

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At February 29, 2016, approximately 90% of the fund’s net assets were invested, either directly or through its investments in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans
The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $1,952,006,000. Net unrealized loss aggregated $183,122,000 at period-end, of which $20,386,000 related to appreciated investments and $203,508,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

T. Rowe Price Institutional Core Plus Fund

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 26.5%		
FINANCIAL INSTITUTIONS 8.1%		
Banking 5.9%		
ABN AMRO Bank, 4.75%, 7/28/25 (1)	1,175	1,141
AKBank, 5.125%, 3/31/25	1,000	944
Banco Santander Chile, 3.875%, 9/20/22 (1)	150	152
Bank of America, 3.30%, 1/11/23	2,030	2,029
Bank of America, 5.65%, 5/1/18	1,175	1,254
Barclays Bank, 5.14%, 10/14/20	1,305	1,403
BBVA Bancomer, 6.50%, 3/10/21	1,100	1,175
BBVA Bancomer Texas, 4.375%, 4/10/24 (1)	805	803
BPCE, 4.50%, 3/15/25 (1)	1,210	1,142
BPCE, 5.15%, 7/21/24 (1)	605	595
BPCE, 5.70%, 10/22/23 (1)	425	439
Credit Suisse, 6.50%, 8/8/23 (1)	1,665	1,705
Discover Bank, 2.00%, 2/21/18	250	247
Discover Bank, 2.60%, 11/13/18	260	259
Discover Bank, 3.10%, 6/4/20	830	827
Discover Financial Services, 3.75%, 3/4/25	480	454
Goldman Sachs, 2.375%, 1/22/18	1,395	1,404
Goldman Sachs, 3.625%, 1/22/23	1,000	1,017
Goldman Sachs, 3.85%, 7/8/24	1,305	1,339
Goldman Sachs, 4.25%, 10/21/25	745	735
Goldman Sachs, 5.75%, 1/24/22	825	937
Goldman Sachs, 6.75%, 10/1/37	715	811
HSBC Holdings, VR, 6.375%, 3/29/49	855	782
HSBK Europe, 7.25%, 5/3/17	550	558
ING Bank, 5.80%, 9/25/23 (1)	815	872
ING Bank, VR, 4.125%, 11/21/23	1,150	1,149
Intesa Sanpaolo, 6.50%, 2/24/21 (1)	230	259

Itau Unibanco, 5.65%, 3/19/22	900	862
JPMorgan Chase, 3.875%, 9/10/24	1,425	1,424
Lloyds Banking Group, 4.582%, 12/10/25 (1)	861	846
Mitsubishi Trust and Banking, 2.65%, 10/19/20 (1)	845	850
Morgan Stanley, 3.75%, 2/25/23	3,000	3,071
Morgan Stanley, 5.50%, 7/24/20	1,145	1,268
Nationwide Building Society, 3.90%, 7/21/25 (1)	580	604
Santander U.K., 2.875%, 10/16/20	490	481
Santander U.K., 5.00%, 11/7/23 (1)	1,360	1,375
UBS Group Funding, 4.125%, 9/24/25 (1)	635	632
		35,845
Brokerage Asset Managers Exchanges 0.0%		
Ameriprise Financial, 7.30%, 6/28/19	130	151
		151
Finance Companies 0.1%		
GATX, 2.50%, 7/30/19	600	600
		600
Financial Other 0.1%		
IFC Development, 2.375%, 5/21/19	420	418
		418
Insurance 1.1%		
Anthem, 3.50%, 8/15/24	1,160	1,150
Anthem, 4.65%, 1/15/43	355	334
CNA Financial, 3.95%, 5/15/24	1,610	1,578
Humana, 3.85%, 10/1/24	580	584
Humana, 4.95%, 10/1/44	505	493
Marsh & McLennan, 3.50%, 3/10/25	990	990
Principal Financial Group, VR, 4.70%, 5/15/55	815	772

UnitedHealth Group, 3.35%, 7/15/22	355	369
		6,270
Real Estate Investment Trusts 0.9%		
AvalonBay Communities, 3.50%, 11/15/25	265	271
Boston Properties, 3.65%, 2/1/26	445	450
DDR, 4.25%, 2/1/26	1,460	1,450
Simon Property Group, 2.50%, 9/1/20	955	962
Trust F/1401, 5.25%, 1/30/26 (1)	875	823
WEA Finance, 3.25%, 10/5/20 (1)	1,655	1,681
		5,637
Total Financial Institutions		48,921
INDUSTRIAL 17.7%		
Basic Industry 0.5%		
Alcoa, 6.15%, 8/15/20	560	564
BHP Billiton Finance, 3.85%, 9/30/23	945	946
Invista Finance, 4.25%, 10/15/19 (1)	330	316
Rio Tinto Finance, 3.75%, 9/20/21	85	85
Rio Tinto Finance, 3.75%, 6/15/25	250	239
Rio Tinto Finance USA, 3.50%, 3/22/22	255	248
Solvay Finance, 4.45%, 12/3/25 (1)	715	717
		3,115
Capital Goods 1.1%		
CEMEX Finance, 9.375%, 10/12/22	800	844
Harris, 3.832%, 4/27/25	200	203
Holcim, 5.15%, 9/12/23 (1)	465	503
Holcim, 6.00%, 12/30/19 (1)	125	140
Lockheed Martin, 3.55%, 1/15/26	295	309
Lockheed Martin, 3.60%, 3/1/35	225	211

Lockheed Martin, 3.80%, 3/1/45	1,065	999
Martin Marietta Materials, 4.25%, 7/2/24	820	829
Mohawk Industries, 3.85%, 2/1/23	1,205	1,237
Roper Technologies, 3.00%, 12/15/20	595	601
Votorantim Cimentos, 7.25%, 4/5/41 (1)	500	339
Votorantim Cimentos, 7.25%, 4/5/41	500	339
		6,554
Communications 4.4%		
21st Century Fox America, 4.75%, 9/15/44	1,685	1,588
21st Century Fox America, 6.90%, 8/15/39	485	545
Altice, 7.625%, 2/15/25 (1)	200	183
British Sky Broadcasting Group, 3.75%, 9/16/24 (1)	295	292
CC Holdings, 3.849%, 4/15/23	2,145	2,168
Charter Communications Operating, 4.908%, 7/23/25 (1)	1,930	1,971
Charter Communications Operating, 6.384%, 10/23/35 (1)	1,210	1,259
Charter Communications Operating, 6.484%, 10/23/45 (1)	1,005	1,056
Crown Castle International, 3.40%, 2/15/21	375	378
Crown Castle International, 4.45%, 2/15/26	570	581
Crown Castle Towers, 6.113%, 1/15/40 (1)	198	218
Electronic Arts, 3.70%, 3/1/21	225	228
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	510	522
GTP Acquisition Partners, 2.50%, 6/15/45 (1)	1,040	1,014
Interpublic Group of Companies, 4.00%, 3/15/22	885	901
Omnicom Group, 3.65%, 11/1/24	1,460	1,465
Rogers Communications, 3.625%, 12/15/25	275	280
SBA Tower Trust, 2.898%, 10/15/44 (1)	1,355	1,358
SBA Tower Trust, 3.598%, 4/15/43 (1)	325	327
Sirius XM Radio, 5.25%, 8/15/22 (1)	1,390	1,463
TBG Global, 5.25%, 2/10/22	900	834
Telefonica Emisiones, 4.57%, 4/27/23	150	159

Verizon Communications, 4.272%, 1/15/36	1,135	1,048
Verizon Communications, 4.50%, 9/15/20	560	609
Verizon Communications, 5.15%, 9/15/23	1,860	2,101
Verizon Communications, 6.40%, 9/15/33	2,010	2,301
WPP Finance 2010, 4.75%, 11/21/21	1,455	1,581
		26,430
Consumer Cyclical 3.4%		
Alibaba Group Holding, 3.125%, 11/28/21	2,125	2,125
Amazon.com, 3.80%, 12/5/24	800	855
Amazon.com, 4.95%, 12/5/44	1,900	2,100
CVS Caremark, 2.80%, 7/20/20	720	737
CVS Caremark, 3.50%, 7/20/22	535	559
CVS Caremark, 3.875%, 7/20/25	995	1,061
CVS Caremark, 5.00%, 12/1/24 (1)	414	459
Delphi, 5.00%, 2/15/23	1,405	1,437
Delphi Automotive, 4.25%, 1/15/26	365	372
Dollar Tree, 5.75%, 3/1/23 (1)	425	453
Expedia, 5.00%, 2/15/26 (1)	1,605	1,525
General Motors, 4.00%, 4/1/25	1,095	1,007
Home Depot, 3.35%, 9/15/25	340	361
Hyatt Hotels, 3.375%, 7/15/23	260	252
O'Reilly Automotive, 3.80%, 9/1/22	1,175	1,228
Priceline Group, 3.65%, 3/15/25	750	747
QVC, 3.125%, 4/1/19	1,055	1,049
QVC, 4.375%, 3/15/23	1,395	1,319
QVC, 4.45%, 2/15/25	135	126
QVC, 4.85%, 4/1/24	890	860
QVC, 5.125%, 7/2/22	240	244
Shimao Property Holdings, 8.125%, 1/22/21	400	427

Visa, 4.30%, 12/14/45	1,000	1,069
		20,372
Consumer Non-Cyclical 3.8%		
AbbVie, 3.20%, 11/6/22	380	385
Actavis Funding, 3.00%, 3/12/20	1,470	1,494
Actavis Funding, 3.80%, 3/15/25	1,410	1,452
Actavis Funding, 4.55%, 3/15/35	935	939
Agilent Technologies, 3.20%, 10/1/22	120	120
Agilent Technologies, 3.875%, 7/15/23	120	123
Biogen Idec, 2.90%, 9/15/20	225	227
Biogen Idec, 4.05%, 9/15/25	925	962
Cardinal Health, 3.75%, 9/15/25	400	416
Catholic Health Initiatives, 2.95%, 11/1/22	230	230
Celgene, 3.875%, 8/15/25	2,535	2,615
Express Scripts Holding, 3.30%, 2/25/21	105	106
Express Scripts Holding, 4.50%, 2/25/26	920	926
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)	1,970	2,048
Kaiser Permanente, 3.50%, 4/1/22	835	867
Life Technologies, 6.00%, 3/1/20	1,045	1,175
Mead Johnson Nutrition, 4.125%, 11/15/25	180	186
Medtronic, 2.75%, 4/1/23	155	155
Medtronic, 3.50%, 3/15/25	1,525	1,600
Medtronic, 4.625%, 3/15/45	440	468
Newell Rubbermaid, 3.90%, 11/1/25	795	752
Pernod Ricard, 5.50%, 1/15/42 (1)	865	906
Reynolds American, 4.00%, 6/12/22	410	442
Reynolds American, 4.45%, 6/12/25	1,290	1,401
Reynolds American, 5.85%, 8/15/45	365	428
Teva Pharmaceutical Finance IV, 3.65%, 11/10/21	890	916
Thermo Fisher Scientific, 2.40%, 2/1/19	110	110

Thermo Fisher Scientific, 4.15%, 2/1/24	250	261
Tyson Foods, 3.95%, 8/15/24	395	417
Tyson Foods, 4.50%, 6/15/22	605	651
		22,778
Energy 2.5%		
APT Pipelines, 3.875%, 10/11/22 (1)	400	392
Canadian Natural Resources, 5.90%, 2/1/18	685	668
Cimarex Energy, 4.375%, 6/1/24	1,050	974
Energy Transfer Partners, 4.15%, 10/1/20	1,145	999
Enterprise Products Operations, 5.10%, 2/15/45	1,450	1,279
Kinder Morgan, 4.30%, 6/1/25	870	787
Kinder Morgan Energy Partners, 4.30%, 5/1/24	510	451
Kinder Morgan Energy Partners, 5.95%, 2/15/18	200	206
Kinder Morgan Finance, 6.00%, 1/15/18 (1)	385	390
Newfield Exploration, 5.75%, 1/30/22	275	257
Noble Energy, 3.90%, 11/15/24	175	147
Noble Energy, 4.15%, 12/15/21	1,240	1,081
Plains All American Pipeline, 6.50%, 5/1/18	720	717
Schlumberger Holdings, 3.00%, 12/21/20 (1)	645	635
Schlumberger Holdings, 4.00%, 12/21/25 (1)	1,255	1,242
SESI, 6.375%, 5/1/19	1,060	721
SESI, 7.125%, 12/15/21	75	46
Shell International Finance, 2.125%, 5/11/20	2,110	2,059
Shell International Finance, 3.25%, 5/11/25	1,035	1,008
TransCanada Pipelines, 4.875%, 1/15/26	1,020	1,055
Williams Companies, 4.55%, 6/24/24	175	131
WPX Energy, 7.50%, 8/1/20	175	107
WPX Energy, 8.25%, 8/1/23	200	121
		15,473

Technology 0.9%		
Avnet Electronic, 4.875%, 12/1/22	385	400
Avnet Electronic, 5.875%, 6/15/20	580	640
Keysight Technologies, 4.55%, 10/30/24	915	880
Tencent Holdings, 2.875%, 2/11/20	625	632
Tencent Holdings, 3.375%, 5/2/19 (1)	1,650	1,695
Tencent Holdings, 3.80%, 2/11/25	1,200	1,220
		5,467
Transportation 1.1%		
American Airlines, Pass-Through Trust, Series 2013-1, Class A 4.00%, 1/15/27	341	343
American Airlines, Pass-Through Trust, Series 2014-1, Class B 4.375%, 4/1/24	77	75
American Airlines, Pass-Through Trust, Series 2015-1, Class B 3.70%, 11/1/24	192	182
American Airlines, Series 2013-2, 4.95%, 7/15/24	277	292
Brambles USA, 4.125%, 10/23/25 (1)	295	299
Continental Airlines, 7.25%, 5/10/21	267	300
Continental Airlines, Series 2012-1, 4.15%, 10/11/25	491	503
Delta Air Lines, 7.75%, 6/17/21	21	24
Delta Air Lines, ETC, 4.95%, 5/23/19	26	28
Delta Air Lines, Series 2011-1, 5.30%, 10/15/20	18	19
Delta Air Lines, Series 2015B, ETC, 4.25%, 7/30/23	828	822
Heathrow Funding, 4.875%, 7/15/23 (1)	575	622
HPHT Finance 15, 2.25%, 3/17/18 (1)	894	889
U.S. Airways, Pass-Through Trust, Series 2012-2A 4.625%, 12/3/26	1,173	1,211
U.S. Airways, Pass-Through Trust, Series 2013-1A 3.95%, 5/15/27	240	242

Information Technology 0.1%		
Avago Technologies, VR, 4.25%, 2/1/23	850	838
		838
Total Bank Loans (Cost $1,885)		1,887

ASSET-BACKED SECURITIES 6.8%

Car Loan 2.9%		
Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	190	191
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	2	2
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	100	100
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	60	60
AmeriCredit Automobile Receivables Trust Series 2013-5, Class C 2.29%, 11/8/19	465	468
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	495	490
AmeriCredit Automobile Receivables Trust Series 2014-4, Class A3 1.27%, 7/8/19	705	703
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	210	213
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	190	191
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	550	543

Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (1)	560	564
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (1)	1,055	1,045
Capital Auto Receivables Asset Trust Series 2014-2, Class C 2.41%, 5/20/19	135	136
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.10%, 7/20/20	475	477
CarMax Auto Owner Trust Series 2012-2, Class C 2.08%, 3/15/18	300	301
CarMax Auto Owner Trust Series 2012-3, Class D 2.29%, 4/15/19	125	125
CarMax Auto Owner Trust Series 2013-2, Class C 1.61%, 3/15/19	155	155
CarMax Auto Owner Trust Series 2014-4, Class B 2.20%, 9/15/20	580	585
CarMax Auto Owner Trust Series 2016-1, Class A4 1.88%, 6/15/21	605	609
Enterprise Fleet Financing Series 2013-2, Class A2 1.06%, 3/20/19 (1)	75	75
Enterprise Fleet Financing Series 2015-1, Class A2 1.30%, 9/20/20 (1)	2,137	2,122
Enterprise Fleet Financing Series 2016-1, Class A3 2.08%, 9/20/21 (1)	780	779
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	34	34

Ford Credit Auto Owner Trust Series 2013-B, Class D 1.82%, 11/15/19	615	618
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	245	246
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (1)	1,025	1,038
Ford Credit Auto Owner Trust Series 2015-1, Class A 2.12%, 7/15/26 (1)	355	356
Honda Auto Receivables Owner Trust Series 2014-4, Class A4 1.46%, 10/15/20	200	201
Nissan Auto Lease Trust Series 2015-B, Class A3 1.54%, 4/16/18	495	496
Nissan Auto Receivables Owner Trust Series 2016-A, Class A4 1.59%, 7/15/22	325	326
Nissan Master Owner Trust Receivables Series 2015-A, Class A2 1.44%, 1/15/20	1,245	1,246
Smart Trust Australia Series 2012-2USA, Class A4A 2.06%, 3/14/18 (1)	1,514	1,515
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	210	210
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	53	53
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	98	98
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	345	344

SunTrust Auto Receivables Trust Series 2015-1A, Class A4 1.78%, 1/15/21 (1)	605	608
Wheels Series 2014-1A, Class A3 1.46%, 3/20/23 (1)	215	214
		17,537
Credit Card 1.1%		
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.851%, 2/16/21	325	326
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	135	137
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (1)	250	251
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A 1.39%, 1/15/21	895	898
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	630	634
Discover Card Master Trust Series 2015-A3, Class A 1.45%, 3/15/21	410	411
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	420	425
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	575	578
Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	550	554
Synchrony Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	1,105	1,106

Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	945	942
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	453	449
		6,711
Home Equity 0.0%		
Nationstar Home Equity Loan Trust Series 2016-1A, Class A 2.981%, 2/25/26 (1)	245	245
		245
Other Asset-Backed Securities 2.1%		
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (1)	323	322
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	237	236
CNH Equipment Trust Series 2012-D, Class B 1.27%, 5/15/20	255	255
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 1.031%, 8/15/19 (1)	410	410
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	782	769
Diamond Resorts Owner Trust Series 2014-1, Class B 2.98%, 5/20/27 (1)	925	931
Diamond Resorts Owner Trust Series 2015-1, Class A 2.73%, 7/20/27 (1)	571	573
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	278	277

Fosse Master Issuer Series 2011-1A, Class A5, CMO, VR 3.62%, 10/18/54 (1)	109	109
Fosse Master Issuer Series 2012-1A, Class 3A1, CMO, VR 2.12%, 10/18/54 (1)	165	167
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	554	548
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (1)	742	663
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.822%, 10/15/54 (1)	250	255
Kubota Credit Owner Trust Series 2014-1A, Class A4 1.67%, 7/15/20 (1)	965	966
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	421	417
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	377	371
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (1)	260	262
OneMain Financial Issuance Trust Series 2016-1A, Class A 3.66%, 2/20/29 (1)	640	640
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (1)	240	241
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	696	697
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	292	288

Whole Business 0.1%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	608	621
		621
Total Asset-Backed Securities (Cost $41,448)		41,275
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 11.7%		
Collateralized Mortgage Obligations 4.6%		
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.822%, 9/25/34	3	3
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.84%, 10/25/34	1	1
Banc of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.834%, 3/25/35	173	159
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.949%, 11/25/35	48	44
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 2.999%, 11/25/35	30	28
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.732%, 2/20/35	18	16
Bank of America Funding Series 2007-6, Class A1, CMO, ARM 0.726%, 7/25/37	162	136
Bank of America Funding Series 2007-6, Class A2, CMO, ARM 0.716%, 7/25/37	183	154
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.943%, 2/25/34	4	4

Bear Stearns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.916%, 2/25/36	413	331
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.386%, 11/25/24	392	393
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.536%, 11/25/24	182	183
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 1.936%, 2/25/25	93	93
Connecticut Avenue Securities Series 2015-C01, Class 2M1, CMO, ARM 1.936%, 2/25/25	16	16
Connecticut Avenue Securities Series 2015-C03, Class 1M1, CMO, ARM 1.936%, 7/25/25	417	418
Connecticut Avenue Securities Series 2015-C03, Class 2M1, CMO, ARM 1.936%, 7/25/25	935	931
Countrywide Alternative Loan Trust Series 2004-33, Class 3A1, CMO, ARM 2.678%, 12/25/34	105	101
Countrywide Alternative Loan Trust Series 2004-33, Class 4A1, CMO, ARM 2.636%, 12/25/34	379	359
Countrywide Alternative Loan Trust Series 2005-61, Class 2A2, CMO, ARM 0.816%, 12/25/35	103	80
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	2	2
Deutsche Alt A Securities Mortgage Series 2005-2, Class 1A1, CMO, ARM 0.836%, 4/25/35	304	260
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.27%, 9/19/44	540	495

DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.79%, 1/19/45	1,009	855
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, CMO, ARM 0.69%, 8/19/45	1,097	920
GMAC Mortgage Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 3.178%, 6/19/35	22	21
Greenpoint Mortgage Funding Trust Series 2005-AR1, Class A1, CMO, ARM 0.916%, 6/25/45	164	123
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.65%, 5/19/35	209	171
Harborview Mortgage Loan Trust Series 2005-3, Class 2A1A, CMO, ARM 0.67%, 6/19/35	184	161
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.64%, 11/19/36	638	464
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.706%, 10/25/35	1,227	1,119
Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.766%, 10/25/35	468	429
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.626%, 6/25/37	174	161
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.736%, 10/25/35	164	124
JPMorgan Mortgage Trust Series 2007-A1, Class 3A4, CMO, ARM 2.687%, 7/25/35	75	70
Master Seasoned Securities Trust Series 2005-1, Class 7A1, CMO, ARM 2.806%, 2/25/35	724	691

Merrill Lynch Mortgage Investors Series 2005-A9, Class 2A1C, CMO, ARM 2.681%, 12/25/35	355	340
Merrill Lynch Mortgage Investors Series 2005-AR1, Class M1, CMO, ARM 0.936%, 6/25/36	1,761	1,664
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.836%, 8/25/24	428	431
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.636%, 9/25/24	2,025	1,982
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 3.086%, 10/25/24	670	678
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.836%, 1/25/25	505	511
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M3, CMO, ARM 4.586%, 1/25/25	2,895	2,763
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.286%, 10/25/27	860	840
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 3.036%, 12/25/27	1,345	1,335
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.286%, 4/25/28	715	713
Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3, CMO, ARM 4.236%, 3/25/25	400	366
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, CMO, ARM 3.086%, 3/25/28	835	824
Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M2, CMO, ARM 3.236%, 5/25/28	685	678

Wells Fargo Mortgage-Backed Securitization Trust Series 2006-2, Class 2A1, CMO, ARM 1.136%, 3/25/36	69	56
		27,487
Commercial Mortgage-Backed Securities 6.9%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.865%, 7/10/44	895	899
Banc of America Commercial Mortgage Series 2006-4, Class AJ, ARM 5.695%, 7/10/46	1,475	1,449
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 5.808%, 2/10/51	230	239
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	1,215	1,264
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	1,460	1,468
Citigroup Commercial Mortgage Trust Series 2015-GC33, Class A4 3.778%, 9/10/58	445	468
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, 11/10/48	690	727
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A5 3.717%, 9/15/48	295	309
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	1,245	1,267
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.097%, 12/10/49	81	85
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.274%, 2/13/32 (1)	250	242

Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	1,025	1,066
Commercial Mortgage PTC Series 2015-CR26, Class A4 3.63%, 10/10/48	930	962
Commercial Mortgage PTC Series 2015-CR26, Class AM, ARM 4.085%, 10/10/48	630	644
Commercial Mortgage PTC Series 2015-LC21, Class C, ARM 4.313%, 7/10/48	340	284
Commercial Mortgage PTC Series 2015-LC23, Class A4 3.774%, 10/10/53	510	535
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	225	235
Commercial Mortgage PTC Series 2015-PC1, Class AM 4.29%, 7/10/50	175	182
Commercial Mortgage PTC Series 2015-PC1, Class C, ARM 4.443%, 7/10/50	235	204
Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	430	442
Credit Suisse Mortgage Capital Certificates Series 2007-C3, Class AM, ARM 5.699%, 6/15/39	1,590	1,610
Credit Suisse Mortgage Trust Series 2015-GLPB, Class A 3.639%, 11/15/34 (1)	510	536
Credit Suisse Mortgage Trust Series 2015-GLPB, Class B, ARM 3.811%, 11/15/34 (1)	1,500	1,524
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	290	303

FREMF Mortgage Trust Series 2015-K43, Class B, ARM 3.735%, 2/25/48 (1)	465	384
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.591%, 4/25/48 (1)	400	360
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.696%, 4/25/48 (1)	925	843
FREMF Mortgage Trust Series 2015-K48, Class B, ARM 3.636%, 6/25/25 (1)	775	691
FREMF Mortgage Trust Series 2015-K49, Class B, ARM 3.721%, 7/25/48 (1)	375	302
FREMF Mortgage Trust Series 2015-K718, Class B, ARM 3.548%, 2/25/22 (1)	735	680
FREMF Mortgage Trust Series 2015-K720, Class B, ARM 3.389%, 7/25/22 (1)	260	235
FREMF Mortgage Trust Series 2016-K52, Class B, ARM 3.921%, 1/25/49 (1)	665	543
Goldman Sachs Mortgage Securities II Series 2012-GC6, Class A2 2.539%, 1/10/45	124	124
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class A4 3.506%, 10/10/48	850	875
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class AS 3.911%, 10/10/48	360	364
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	1,355	1,377
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	620	631

JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	175	183
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A4 3.227%, 10/15/48	1,500	1,509
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A2 3.087%, 7/15/48	90	94
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5 3.822%, 7/15/48	590	619
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	710	747
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.702%, 2/12/49	1,075	1,100
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class AM, ARM 5.782%, 6/15/49	1,557	1,524
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	245	254
JPMorgan Chase Commercial Mortgage Securities Series 2015-JP1, Class A5 3.914%, 1/15/49	2,105	2,229
JPMorgan Chase Commercial Mortgage Securities Series 2016-ARTM, Class A 2.962%, 10/5/28 (1)	895	894
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.087%, 4/15/41	175	181
Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/10/36 (1)	300	309
Madison Avenue Trust Series 2015-11MD, Class A, ARM 3.555%, 9/10/35 (1)	225	235

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM 4.464%, 8/15/47	380	386
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4 3.306%, 4/15/48	225	228
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class AS, ARM 4.036%, 5/15/48	95	98
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class B, ARM 4.354%, 5/15/48	175	162
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class C, ARM 4.354%, 5/15/48	115	97
Morgan Stanley Capital I Series 2007-IQ14, Class AM, ARM 5.697%, 4/15/49	1,425	1,438
Morgan Stanley Capital I Series 2007-IQ14, Class AMFX, ARM 5.697%, 4/15/49	825	833
Morgan Stanley Capital I Series 2015-MS1, Class AS, ARM 4.029%, 5/15/48	70	74
Morgan Stanley Capital I Series 2015-MS1, Class B, ARM 4.029%, 5/15/48	180	178
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class A4 3.637%, 6/15/48	965	1,003
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	395	356
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	385	399
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A5 3.767%, 7/15/58	635	666

Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class AS 4.121%, 7/15/58	135	139
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class B, ARM 4.252%, 7/15/58	200	200
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.252%, 7/15/58	110	101
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 12/15/47	610	644
WF-RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	290	295
WF-RBS Commercial Mortgage Trust Series 2013-C18, Class A3 3.651%, 12/15/46	340	357
		41,885
Home Equity 0.2%		
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	2	1
Citigroup Mortgage Loan Trust Series 2007-WFH3, Class A2, ARM 0.596%, 6/25/37	195	184
Countrywide Home Equity Loan Trust Series 2004-BC1, Class M2, ARM 2.041%, 1/25/34	40	37
GSAA Home Equity Trust Series 2005-11, Class 2A1, ARM 0.716%, 10/25/35	193	176
GSAA Home Equity Trust Series 2005-14, Class 2A3, ARM 0.786%, 12/25/35	76	62
GSAA Home Equity Trust Series 2005-8, Class A3, ARM 0.866%, 6/25/35	127	118

GSAA Home Equity Trust Series 2007-7, Class 2A1, ARM 0.49%, 7/25/37	255	221
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3, ARM 4.456%, 11/25/35	50	50
Renaissance Home Equity Loan Trust Series 2007-1, Class AF1, ARM 5.742%, 4/25/37	152	72
Terwin Mortgage Trust Series 2005-14HE, Class AF2, ARM 4.849%, 8/25/36	25	26
Wells Fargo Home Loan Equity Trust Series 2006-3, Class A2, ARM 0.586%, 1/25/37	201	183
		1,130
Total Non-U.S. Government Mortgage-Backed Securities (Cost $71,769)		70,502

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 26.9%

U.S. Government Agency Obligations 20.2% (3)

Federal Home Loan Mortgage		
1.426%, 8/25/17	118	118
1.875%, 4/25/22	208	211
2.50%, 12/1/27 - 7/1/43	2,957	3,036
3.00%, 12/1/42 - 6/1/43	6,423	6,586
3.50%, 9/1/42 - 1/1/44	2,924	3,061
4.00%, 8/1/40 - 11/1/45	3,560	3,806
4.50%, 11/1/18 - 5/1/42	1,960	2,131
5.00%, 10/1/18 - 8/1/40	488	539
5.50%, 3/1/18 - 12/1/39	80	88
6.00%, 8/1/21 - 8/1/38	118	134
6.50%, 6/1/24 - 4/1/37	691	790

7.00%, 2/1/24 - 6/1/32	1	1
Federal Home Loan Mortgage, ARM		
2.474%, 7/1/35	2	2
2.567%, 2/1/35	4	4
2.577%, 1/1/36	32	33
2.595%, 3/1/36	17	18
2.598%, 1/1/36	2	2
2.664%, 1/1/37	4	5
2.675%, 2/1/37	22	23
2.722%, 11/1/34	11	12
2.775%, 11/1/35	4	5
5.831%, 12/1/36	1	1
6.024%, 10/1/36	3	3
6.074%, 10/1/36	6	6
6.08%, 11/1/36	3	4
6.421%, 8/1/36	2	2
Federal Home Loan Mortgage, CMO, 4.00%, 11/15/36	35	38
Federal Home Loan Mortgage, CMO, PO, 8/1/28	1	—
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 3/1/43	5,460	5,584
3.00%, 1/1/27 - 11/1/43	12,052	12,437
3.50%, 5/1/42 - 1/1/46	9,020	9,487
4.00%, 3/1/24 - 1/1/46	13,273	14,220
4.50%, 4/1/19 - 12/1/45	9,763	10,627
5.00%, 4/1/19 - 7/1/42	6,635	7,366
5.50%, 1/1/17 - 5/1/39	5,052	5,731
6.00%, 3/1/21 - 10/1/40	3,623	4,152
6.50%, 7/1/17 - 6/1/39	237	277
7.00%, 7/1/29	1	1

Federal National Mortgage Assn., ARM		
2.236%, 12/1/35	2	2
2.274%, 7/1/35	2	2
2.375%, 9/1/37	16	17
2.416%, 12/1/35	8	9
2.448%, 11/1/35 - 8/1/36	41	44
2.575%, 11/1/37	55	58
2.645%, 12/1/35	4	4
2.767%, 12/1/35	3	3
2.915%, 12/1/36	15	16
6.062%, 9/1/36	1	1
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	1	—
Federal National Mortgage Assn., TBA		
2.50%, 1/1/28	5,700	5,845
3.00%, 1/1/26 - 1/1/41	11,965	12,371
3.50%, 1/1/42	8,840	9,263
4.00%, 1/1/39	3,075	3,282
4.50%, 1/1/34	315	342
		121,800
U.S. Government Obligations 6.7%		
Government National Mortgage Assn.		
2.50%, 12/15/42 - 8/20/43	3,335	3,373
3.00%, 9/15/42 - 7/15/43	3,506	3,646
3.50%, 9/15/41 - 7/20/45	12,198	12,907
4.00%, 9/20/40 - 2/20/44	3,336	3,583
4.50%, 11/20/39 - 5/20/45	2,429	2,641
5.00%, 4/20/35 - 1/20/46	3,016	3,346
5.50%, 10/20/32 - 6/20/44	824	924
6.00%, 11/20/33 - 2/20/34	16	18
6.50%, 2/15/29 - 12/20/33	8	10

7.00%, 5/15 - 6/15/26	2	2
8.00%, 10/15/16 - 6/15/22	—	1
8.50%, 7/15/16 - 3/15/22	1	2
10.00%, 7/15/22	—	1
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	1,571	218
4.00%, 5/20/37 - 2/20/43	881	121
4.50%, 11/20/37 - 12/20/39	460	28
Government National Mortgage Assn., TBA		
3.00%, 1/1/43	4,630	4,795
4.00%, 1/1/40	4,645	4,960
		40,576
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $159,787)		162,376

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 12.1%

U.S. Government Agency Obligations 0.0% (3)		
Federal National Mortgage Assn., 4.875%, 12/15/16	125	129
		129
U.S. Treasury Obligations 12.1%		
U.S. Treasury Bonds, 2.50%, 2/15/45	3,135	3,056
U.S. Treasury Bonds, 3.00%, 11/15/44	8,175	8,831
U.S. Treasury Bonds, 3.00%, 5/15/45	4,085	4,410
U.S. Treasury Bonds, 3.125%, 2/15/43 (4)	7,185	7,987
U.S. Treasury Bonds, 3.375%, 5/15/44	5,955	6,926
U.S. Treasury Bonds, 5.375%, 2/15/31	2,605	3,733
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/25	1,062	1,069
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	10,402	10,678
U.S. Treasury Notes, 1.25%, 10/31/18	1,285	1,298
U.S. Treasury Notes, 1.50%, 5/31/19 (4)	4,890	4,971

U.S. Treasury Notes, 1.50%, 11/30/19	11,755	11,935
U.S. Treasury Notes, 2.00%, 8/31/21	8,010	8,283
		73,177
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed)(Cost $70,008)		73,306
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 4.4%		
Government Guaranteed 0.1%		
KfW, 0.50%, 4/19/16	467	467
		467
Local Authorities 0.1%		
Province of Manitoba, 3.05%, 5/14/24	415	437
		437
Owned No Guarantee 1.0%		
Autoridad del Canal de Panama, 4.95%, 7/29/35 (1)	200	207
CCCI Treasure, FRN, 3.50%, 12/29/49	250	248
Comision Federal de Eletricidad, 4.875%, 1/15/24 (1)	200	201
CRCC Yupeng, FRN, 3.95%, 2/28/49	200	203
DP World, 6.85%, 7/2/37	800	779
KazMunayGas National, 5.75%, 4/30/43	740	597
KazMunayGas National, 9.125%, 7/2/18	270	291
Majapahit Holdings, 7.75%, 1/20/20	335	382
Pemex Project Funding Master Trust, 6.625%, 6/15/35	75	68
Pertamina, 4.30%, 5/20/23	270	255
Pertamina, 6.45%, 5/30/44 (1)	265	235
Perusahaan Listrik Negar, 5.50%, 11/22/21	200	211
Petroleos Mexicanos, 3.50%, 7/18/18	735	731
Petroleos Mexicanos, 3.50%, 7/23/20 (1)	400	378
Petroleos Mexicanos, 5.50%, 6/27/44 (1)	365	282

Petroleos Mexicanos, 5.50%, 6/27/44	245	189
Petroleos Mexicanos, 6.375%, 2/4/21 (1)	210	219
Petroleos Mexicanos, 6.50%, 6/2/41	340	299
Swedish Export Credit, 5.125%, 3/1/17	115	120
		5,895
Sovereign 0.9%		
Commonwealth of Bahamas, 5.75%, 1/16/24 (1)	850	871
Government of Bermuda, 4.138%, 1/3/23 (1)	405	399
Government of Bermuda, 4.854%, 2/6/24 (1)	600	618
Government of Bermuda, 5.603%, 7/20/20 (1)	100	110
Republic of Colombia, 2.625%, 3/15/23	470	420
Republic of Hungary, 5.375%, 3/25/24	1,056	1,176
Republic of Indonesia, 4.875%, 5/5/21 (1)	505	538
Republic of Slovenia, 5.85%, 5/10/23	555	636
United Mexican States, 4.125%, 1/21/26	685	706
		5,474
Treasuries 2.3%		
Mexican Bonos, 6.50%, 6/10/21 (MXN)	28,315	1,630
Mexican Bonos, 7.75%, 11/13/42 (MXN)	20,535	1,259
Mexican Bonos, 8.50%, 11/18/38 (MXN)	7,365	485
Mexican Udibonos, Inflation-Indexed, 4.50%, 12/4/25 (MXN)	5,597	344
Republic of Hungary, 5.50%, 6/24/25 (HUF)	616,200	2,601
Republic of Hungary, 7.00%, 6/24/22 (HUF)	733,380	3,241
Republic of Poland, 3.25%, 7/25/25 (PLN)	6,000	1,564
Republic of Poland, 5.75%, 10/25/21 (PLN)	10,670	3,164
		14,288
Total Foreign Government Obligations & Municipalities (Cost $28,046)		26,561

MUNICIPAL SECURITIES 1.2%

California 0.3%		
Bay Area Toll Auth., Toll Bridge, Build America, 6.263%, 4/1/49	100	140
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	50	66
Inland Valley Dev. Agency, Tax Allocation, Series B 5.50%, 3/1/33 (5)	325	360
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	125	176
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	65	87
Univ. of California Regents, Series AJ, 4.601%, 5/15/31	615	685
		1,514
Colorado 0.0%		
Denver School Dist. No. 1, Public Schools, COP, Series B 4.242%, 12/15/37	140	148
		148
District of Columbia 0.0%		
District of Columbia, Income Tax, Build America, Series E 5.591%, 12/1/34	25	32
		32
Florida 0.2%		
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 1.298%, 7/1/16	250	251
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	290	299
Florida Board of Administration Fin. Corp., Series A 2.163%, 7/1/19	725	727
		1,277
Georgia 0.1%		
Savannah Hosp. Auth., Saint Joseph's/Candler Health 6.00%, 7/1/27	410	455
		455

Texas 0.1%		
Texas Transportation Commission, 1st Tier, Build America Series B, 5.178%, 4/1/30	250	306
		306
Utah 0.1%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	310	409
		409
Virginia 0.1%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	140	176
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	420	462
Virginia Transportation Board, Build America, 5.35%, 5/15/35	25	31
		669
Total Municipal Securities (Cost $6,512)		7,200
CONVERTIBLE BONDS 0.1%		
Communications 0.1%		
Yandex, 1.125%, 12/15/18	889	770
Total Convertible Bonds (Cost $770)		770
BOND MUTUAL FUNDS 8.6%		
T. Rowe Price Institutional Floating Rate Fund, 4.85% (6)(7)	2,257	21,738
T. Rowe Price Institutional High Yield Fund, 8.03% (6)(7)	3,764	29,925
Total Bond Mutual Funds (Cost $59,368)		51,663
SHORT-TERM INVESTMENTS 7.1%		
Money Market Funds 7.1%		
T. Rowe Price Reserve Investment Fund, 0.32% (6)(8)	42,836	42,836
Total Short-Term Investments (Cost $42,836)		42,836

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional Core Plus Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Core Plus Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on November 30, 2004. The fund seeks to maximize total return through income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 29, 2016, securities valued at $293,000 had been posted by the fund to counterparties for bilateral derivatives. As of February 29, 2016, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of February 29, 2016, securities valued at $622,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts
The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, interest rates, or currency values; and potential losses in excess of the fund’s initial investment.

Swaps
The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin).

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At February 29, 2016, approximately 10% of the fund’s net assets were invested, either directly or through its investments in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments
The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of February 29, 2016, no collateral was pledged by either the fund or counterparties for TBAs.

Bank Loans
The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Mortgage-Backed Securities
The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $642,505,000. Net unrealized loss aggregated $4,084,000 at period-end, of which $10,783,000 related to appreciated investments and $14,867,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein.

T. Rowe Price Institutional Floating Rate Fund

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 8.3%		
Automotive 0.1%		
Ford Motor Credit, VR, 1.87%, 5/9/16	3,455	3,458
Metaldyne, 7.375%, 10/15/22	825	780
		4,238
Banking 0.3%		
Goldman Sachs, VR, 2.399%, 2/25/21	8,450	8,486
		8,486
Broadcasting 0.4%		
Univision Communications, 5.125%, 2/15/25 (1)	6,050	5,929
Univision Communications, 6.75%, 9/15/22 (1)	7,327	7,767
		13,696
Building Products 0.3%		
CEMEX, VR, 5.372%, 10/15/18 (1)	10,125	9,771
		9,771
Cable Operators 1.0%		
Altice Financing, 6.625%, 2/15/23 (1)	3,800	3,743
Altice Finco, 9.875%, 12/15/20 (1)	2,450	2,615
B Communications, 7.375%, 2/15/21 (1)	2,800	3,025
Lynx II, 6.375%, 4/15/23 (1)	1,050	1,095
Numericable, 4.875%, 5/15/19 (1)	3,500	3,500
UnityMedia, 5.00%, 1/15/25 (1)	7,200	7,147
UPCB Finance, 6.875%, 1/15/22 (1)	1,665	1,761
Virgin Media, 5.25%, 1/15/26 (1)	2,100	2,079
WideOpenWest Financial, 13.375%, 10/15/19	9,450	8,505
		33,470

Container 0.3%		
Ardagh Packing Finance, VR, 3.512%, 12/15/19 (1)	9,075	8,780
Reynolds Group Holdings, 5.75%, 10/15/20	950	977
		9,757
Energy 1.8%		
Cimarex Energy, 5.875%, 5/1/22	5,050	4,886
Concho Resources, 7.00%, 1/15/21	2,325	2,284
CrownRock, 7.125%, 4/15/21 (1)	2,475	2,091
CrownRock, 7.75%, 2/15/23 (1)	8,400	7,182
Matador Resources, 6.875%, 4/15/23	11,275	9,922
MPLX, 4.50%, 7/15/23 (1)	5,075	4,238
Newfield Exploration, 5.625%, 7/1/24	3,360	3,032
Rowan Companies, 7.875%, 8/1/19	3,155	2,548
SESI, 7.125%, 12/15/21	3,175	1,953
Seven Generations Energy, 6.75%, 5/1/23 (1)	2,850	2,465
Seven Generations Energy, 8.25%, 5/15/20 (1)	8,025	7,704
Targa Resources, 4.25%, 11/15/23	5,300	3,922
Targa Resources, 5.00%, 1/15/18	1,900	1,805
Targa Resources, 5.25%, 5/1/23	175	137
Weatherford International, 6.35%, 6/15/17	3,125	2,969
WPX Energy, 7.50%, 8/1/20	5,600	3,416
		60,554
Financial 0.8%		
General Motors Financial, VR, 2.682%, 1/15/19	3,850	3,831
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	3,799	3,163
Icahn Enterprises, 4.875%, 3/15/19	3,550	3,293
International Lease Finance, VR, 2.462%, 6/15/16	3,150	3,138
Morgan Stanley, VR, 1.899%, 4/25/18	5,600	5,627
OneMain Financial Holdings, 7.25%, 12/15/21 (1)	5,225	4,898

Synovus Financial, 7.875%, 2/15/19	3,375	3,611
		27,561
Food/Tobacco 0.1%		
Shearer's Foods, 9.00%, 11/1/19 (1)	2,150	2,263
		2,263
Gaming 0.1%		
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	6,725	4,921
		4,921
Health Care 1.0%		
Allergan, VR, 1.757%, 3/12/20	4,850	4,817
Community Health System, 6.875%, 2/1/22	2,975	2,566
Ephios Bondco, VR, 5.00%, 7/1/22 (EUR)(1)	5,950	6,351
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	1,450	1,283
Tenet Healthcare, VR, 4.012%, 6/15/20 (1)	18,050	17,779
		32,796
Information Technology 0.2%		
Ancestry.com, 11.00%, 12/15/20	6,425	6,762
		6,762
Petroleum 0.1%		
Murphy Oil, STEP, 2.50%, 12/1/17	5,210	4,376
		4,376
Publishing 0.2%		
McGraw-Hill Global Education, VR, 9.75%, 4/1/21	5,200	5,655
		5,655

Restaurants 0.2%		
Burger King, 4.625%, 1/15/22 (1)	7,725	7,851
		7,851
Retail 0.2%		
New Look Secured Issuer, VR, 4.50%, 7/1/22 (EUR)(1)	6,075	6,448
		6,448
Services 0.2%		
First Data, 7.00%, 12/1/23 (1)	6,625	6,625
		6,625
Telephones 0.4%		
AT&T, VR, 1.533%, 6/30/20	2,305	2,270
Verizon Communications, VR, 2.252%, 9/14/18	10,475	10,651
		12,921
Transportation 0.0%		
Swissport Investment, 6.75%, 12/15/21 (EUR)(1)	1,025	1,148
		1,148
Utilities 0.3%		
AES, VR, 3.414%, 6/1/19	5,175	4,903
Energy Future International Holdings, VR 12.25%, 3/1/22 (1)(2)(3)	4,880	4,590
		9,493
Wireless Communications 0.3%		
Sprint Nextel, 11.50%, 11/15/21	975	827
Wind Acquisition, 4.75%, 7/15/20 (1)	2,900	2,813
Wind Acquisition, VR, 3.856%, 7/15/20 (EUR)(1)	3,525	3,634

Wind Acquisition, VR, 5.09%, 4/30/19 (EUR)(1)	2,150	2,333
		9,607
Total Corporate Bonds (Cost $294,652)		278,399
BANK LOANS 83.6% (4)		
Aerospace & Defense 1.4%		
B/E Aerospace, VR, 4.00%, 12/16/21	6,333	6,330
Camp Systems International, VR, 4.75%, 5/31/19	9,100	8,474
Camp Systems International, VR, 8.25%, 11/29/19	4,875	4,388
Standard Aero, VR, 5.25%, 7/7/22	19,148	18,909
Transdigm, VR, 3.50%, 5/16/22	10,053	9,588
		47,689
Airlines 0.1%		
American Airlines, VR, 3.50%, 10/10/21	3,506	3,461
		3,461
Automotive 1.8%		
Affina Group, VR, 4.75%, 4/27/20	2,378	2,372
Chrysler Group, VR, 3.25%, 12/31/18	6,665	6,601
Chrysler Group, VR, 3.50%, 5/24/17	5,201	5,172
Federal-Mogul Holdings, VR, 4.75%, 4/15/21	8,964	7,126
Gates Global, VR, 4.25%, 7/6/21	14,343	12,604
Key Safety Systems, VR, 4.75%, 8/29/21	5,012	4,921
Metaldyne, VR, 3.75%, 10/20/21	6,463	6,161
Schaeffler Finance, VR, 4.25%, 5/15/20	2,344	2,342
TI Group Auto Systems, VR, 4.50%, 6/30/22	13,741	13,157
		60,456

Broadcasting 3.8%		
Clear Channel Communications, VR, 7.189%, 1/30/19	20,088	13,141
Cumulus Media, VR, 4.25%, 12/23/20	13,874	8,949
Entercom Radio, VR, 4.037%, 11/23/18	6,420	6,380
Gray Television, VR, 4.25%, 6/13/21	12,525	12,478
Media General, VR, 4.00%, 7/31/20	11,811	11,778
NEP Broadcasting, VR, 4.25%, 1/22/20	6,048	5,504
NEP Broadcasting, VR, 10.00%, 7/22/20	5,800	5,336
Nexstar Broadcasting, VR, 3.75%, 10/1/20	5,381	5,355
Townsquare Media, VR, 4.25%, 4/1/22	12,886	12,652
Tribune Media, VR, 3.75%, 12/27/20	7,084	7,007
Univision Communications, VR, 4.00%, 3/1/20	15,698	15,234
Univision Communications, Series C4, VR, 4.00%, 3/1/20	26,148	25,389
		129,203
Building & Real Estate 0.3%		
Americold, VR, 6.50%, 12/1/22	5,750	5,739
Realogy, VR, 0.289%, 10/10/16	347	341
Realogy, VR, 3.75%, 3/5/20	5,180	5,128
		11,208
Building Products 2.3%		
Beacon Roofing Supply, VR, 4.00%, 10/1/22	4,738	4,701
CHI Overhead Doors, VR, 4.75%, 7/29/22	8,928	8,749
CHI Overhead Doors, VR, 8.75%, 7/31/23	2,475	2,289
Continental Building Products, VR, 4.00%, 8/28/20	8,282	8,075
GYP Holdings, VR, 4.75%, 4/1/21	8,155	7,665
Jeld-Wen, VR, 5.25%, 10/15/21	10,305	10,189
Quanex Building Products, VR, 6.25%, 11/2/22	7,200	7,026
Quikrete, VR, 4.00%, 9/28/20	6,649	6,474
Quikrete, VR, 7.00%, 3/26/21	5,691	5,634

Summit Materials, VR, 4.25%, 7/18/22	16,059	15,819
		76,621
Cable Operators 5.6%		
Altice Financing, VR, 5.25%, 2/4/22	6,691	6,474
Altice Financing, VR, 5.50%, 7/2/19	36,856	36,430
Altice U.S. Finance I, VR, 4.25%, 12/14/22	14,716	14,411
CCO Safari III, VR, 3.50%, 1/24/23	24,500	24,347
Neptune Finco, VR, 5.00%, 10/9/22	49,275	48,770
Numericable, VR, 4.50%, 5/21/20	20,295	19,524
Virgin Media Investment Holdings, VR, 3.50%, 6/30/23	10,696	10,348
Virgin Media Investment Holdings, VR, 4.25%, 6/30/23 (GBP)	2,375	3,152
WaveDivision, VR, 4.00%, 10/15/19	4,594	4,487
WideOpenWest Financial, VR, 4.50%, 4/1/19	14,609	14,009
Yankee Cable, VR, 4.25%, 3/1/20	5,342	5,243
		187,195
Chemicals 3.5%		
DuPont Performance Coatings, VR, 3.75%, 2/1/20	4,959	4,891
Eco Services, VR, 4.75%, 12/1/21	4,208	4,099
Encapsys, VR, 11.00%, 2/3/21 (5)	9,315	9,175
Ennis Flint, VR, 7.75%, 9/30/21	2,275	2,116
Gemini HDPE, VR, 4.75%, 8/6/21	6,378	6,187
Methanol Holdings Trinidad, VR, 4.25%, 6/30/22	6,691	5,872
Minerals Technologies, 4.75%, 5/7/21	8,725	8,376
OCI Beaumont, VR, 6.50%, 8/20/19	5,165	5,132
Platform Specialty, VR, 5.50%, 6/7/20	12,818	11,648
PQ, VR, 4.00%, 8/7/17	9,079	8,887
Royal Holdings, VR, 4.50%, 6/20/22	10,440	10,057
Royal Holdings, VR, 8.50%, 6/19/23	8,050	7,701
Solenis International, VR, 4.25%, 7/31/21	6,468	6,117

Solenis International, VR, 7.75%, 7/31/22	8,925	7,028
Univar, VR, 4.25%, 7/1/22	20,673	19,625
		116,911
Consumer Products 1.9%		
Equinox, VR, 5.00%, 1/31/20	11,355	11,140
Equinox, VR, 9.75%, 7/31/20	3,425	3,412
Life Time Fitness, VR, 4.25%, 6/10/22	26,567	25,429
Otter Products, VR, 5.75%, 6/3/20	9,799	8,794
Prestige Brands, VR, 3.509%, 9/3/21	7,865	7,842
Sun Products, VR, 5.50%, 3/23/20	7,744	7,338
		63,955
Container 2.4%		
Anchor Glass Container, VR, 4.63%, 7/1/22	6,421	6,351
Ardagh Glass Group, VR, 4.00%, 12/17/19	4,421	4,366
Berry Plastics Group, VR, 4.00%, 10/3/22	11,737	11,662
Exopack, VR, 4.50%, 5/8/19	4,412	4,158
Hilex Poly, VR, 6.004%, 12/5/21	5,049	5,024
Kloeckner Pentaplast, VR, 5.00%, 4/28/20	5,871	5,822
ONEX Wizard, VR, 4.25%, 3/11/22	17,591	17,105
Prolampac, VR, 5.754%, 8/18/22	2,045	1,987
Reynolds Group Holdings, VR, 4.50%, 12/1/18	23,567	23,473
		79,948
Energy 0.1%		
EMG Utica, VR, 4.75%, 3/27/20	4,156	3,117
		3,117
Entertainment & Leisure 2.2%		
AMC Entertainment, VR, 4.00%, 12/15/22	2,444	2,440

AMF Bowling WorldWide, VR, 7.25%, 9/18/21	6,643	6,477
Cirque du Soleil, VR, 5.00%, 7/8/22	5,387	4,958
ClubCorp Club Operations, VR, 4.25%, 12/15/22	9,700	9,554
Creative Artist Agency, VR, 5.506%, 12/17/21	2,776	2,750
Formula One, VR, 4.75%, 7/30/21	10,156	9,394
Formula One, VR, 7.75%, 7/29/22	4,200	3,609
IMG Worldwide, VR, 5.25%, 5/6/21	5,184	4,956
IMG Worldwide, VR, 8.25%, 5/6/22	5,375	4,515
Intrawest, VR, 4.75%, 12/9/20	7,103	6,881
Lions Gate, 5.00%, 3/17/22	9,175	8,258
NCL, VR, 4.00%, 11/19/21	5,282	5,253
World Triathlon, VR, 5.25%, 6/25/21	5,713	5,484
		74,529
Financial 2.8%		
Acrisure, VR, 6.50%, 5/19/22	8,686	8,165
Alliant Insurance Services, VR, 4.50%, 8/12/22	9,925	9,585
American Stock Transfer, VR, 5.75%, 6/26/20	2,708	2,607
AssuredPartners, VR, 6.00%, 10/21/22	5,200	4,973
Bats Global Market, VR, 5.75%, 1/31/20	12,247	12,165
HUB International Holdings, VR, 4.00%, 10/2/20	11,310	10,790
iStar Financial, VR, 7.00%, 3/19/17	6,253	6,175
Sedgwick, VR, 3.75%, 3/1/21	4,988	4,748
Sedgwick, VR, 6.75%, 2/28/22	8,425	7,358
USI Insurance Services, VR, 4.25%, 12/27/19	16,321	15,786
Walter Investment Management, VR, 4.75%, 12/18/20	13,409	11,040
		93,392
Food/Tobacco 1.8%		
B & G Foods, VR, 3.75%, 11/2/22	4,750	4,740
DE Master Blenders 1753, VR, 4.25%, 7/2/22	5,408	5,289

Del Monte, VR, 4.254%, 2/18/21	7,767	7,354
Hostess, VR, 4.50%, 8/3/22	12,629	12,455
Hostess, VR, 8.50%, 8/3/23	7,150	6,810
Pinnacle Foods Holding, VR, 3.75%, 1/13/23	10,225	10,247
Post Holdings, VR, 3.75%, 6/2/21	1,947	1,947
Shearer's Foods, VR, 4.938%, 6/30/21	3,555	3,431
Shearer's Foods, VR, 5.25%, 6/30/21	3,600	3,470
Shearer's Foods, VR, 7.75%, 6/30/22	7,525	6,885
		62,628
Forest Products 0.2%		
Caraustar Industries, VR, 8.00%, 5/1/19	5,351	5,163
Caraustar Industries, Series 1L, VR, 8.00%, 5/1/19	1,639	1,557
		6,720
Gaming 1.8%		
American Casino & Entertainment, VR, 4.75%, 7/7/22	6,741	6,674
Boyd Gaming, VR, 4.00%, 8/14/20	4,229	4,206
CCM Merger, VR, 4.50%, 8/6/21	8,149	8,091
CityCenter Holdings, VR, 4.25%, 10/16/20	13,879	13,785
Eldorado Resorts, VR, 4.25%, 7/25/22	13,396	13,223
Graton Economic Development Authority, VR, 4.75%, 9/1/22	11,107	10,968
Station Casinos, VR, 4.25%, 3/2/20	5,402	5,321
		62,268
Health Care 10.0%		
Acadia Healthcare, VR, 4.25%, 2/11/22	7,301	7,297
Acadia Healthcare, VR, 4.50%, 2/16/23	6,275	6,263
AMAG Pharmaceuticals, VR, 4.75%, 8/17/21	2,642	2,549
Amneal Pharmaceuticals, VR, 4.51%, 11/1/19	5,410	5,308
Amsurg, VR, 3.50%, 7/16/21	8,805	8,757

Catalent Pharma Solutions, VR, 4.25%, 5/20/21	10,503	10,391
Community Health Systems, VR, 3.75%, 12/31/19	10,278	9,792
Community Health Systems, VR, 4.00%, 1/27/21	18,911	17,950
Concordia Healthcare, VR, 5.25%, 10/21/21	10,625	10,200
DJO Finance, VR, 4.25%, 6/8/20	7,587	7,293
Emergency Medical Services, VR, 4.50%, 10/28/22	8,875	8,822
Endo International, VR, 3.75%, 9/26/22	3,550	3,507
Genoa Healthcare, VR, 4.50%, 4/29/22	1,866	1,782
HCA, VR, 3.357%, 5/1/18	9,498	9,483
Horizon Pharma, VR, 4.50%, 5/7/21	13,507	12,764
IASIS Healthcare, VR, 4.50%, 5/3/18	5,429	5,276
Kinetic Concepts, VR, 4.50%, 5/4/18	5,381	5,250
Medimpact OpCo, VR, 5.75%, 10/27/22	4,666	4,573
Medpace, VR, 4.892%, 4/1/21	4,544	4,430
MPH Acquisition Holdings, VR, 3.75%, 3/31/21	5,234	5,100
National Mentor, VR, 4.25%, 1/31/21	5,281	5,122
Opal Acquisition, VR, 5.00%, 11/27/20	11,152	8,887
Ortho Clinical, VR, 4.75%, 6/30/21	5,787	4,930
Patheon, VR, 4.253%, 3/11/21	19,566	18,539
Pharmaceutical Product Development, VR, 4.25%, 8/18/22	8,834	8,611
RegionalCare Hospital, VR, 6.00%, 4/23/19	10,761	10,546
RegionalCare Hospital, VR, 11.25%, 10/23/19	4,550	4,345
Schumacher Group, VR, 5.00%, 7/29/22	3,367	3,291
Steward Health Care System, VR, 6.75%, 4/10/20	3,999	3,809
Surgery Center, VR, 5.25%, 11/3/20	10,742	10,392
Surgery Center, VR, 8.50%, 11/3/21	3,371	3,000
Team Health, VR, 4.50%, 11/23/22	10,925	10,911
Truven Health Analytics, VR, 4.50%, 6/6/19	6,394	6,367
U.S. Renal Care, VR, 5.25%, 12/30/22	21,700	21,442
U.S. Renal Care, VR, 9.00%, 12/29/23	8,775	8,588

Valeant Pharmaceuticals, VR, 3.34%, 8/5/20	12,741	11,889
Valeant Pharmaceuticals, VR, 3.50%, 2/13/19	7,849	7,350
Valeant Pharmaceuticals, VR, 4.00%, 4/1/22	40,312	37,636
Walgreens Infusion Services, VR, 6.00%, 4/7/22	2,687	2,665
		335,107
Information Technology 7.2%		
Active Network, VR, 5.50%, 11/13/20	8,753	8,337
Ancestry.com, VR, 5.00%, 8/29/22	20,199	19,947
Avago Technologies, VR, 4.25%, 2/1/23	24,250	23,898
Blue Coat Systems, VR, 4.50%, 5/20/22	15,860	15,027
BMC Software, VR, 5.00%, 9/10/20	9,855	7,854
BMC Software, VR, 5.50%, 9/10/20 (EUR)	4,403	4,203
CommScope, VR, 3.827%, 12/29/22	6,010	5,955
Dell, VR, 4.00%, 4/29/20 (EUR)	2,429	2,600
Dell, VR, 4.00%, 4/29/20	11,414	11,354
Go Daddy Operating, VR, 4.25%, 5/13/21	14,263	14,154
Hyland Software, VR, 4.75%, 7/1/22	6,547	6,367
Hyland Software, VR, 8.25%, 7/3/23	2,525	2,264
ION Trading Technologies, VR, 4.25%, 6/10/21	3,615	3,488
ION Trading Technologies, VR, 4.50%, 6/10/21 (EUR)	3,690	3,942
IPC, VR, 5.50%, 8/6/21	8,213	7,501
IPC, VR, 10.50%, 2/4/22	5,350	4,093
Linxens, VR, 5.00%, 10/14/22	16,200	15,471
Linxens, VR, 9.50%, 10/16/23	3,525	3,172
Match Group, VR, 5.50%, 11/16/22	21,475	21,377
NXP, VR, 3.75%, 12/7/20	7,675	7,653
Presidio, VR, 5.25%, 2/2/22	5,412	5,169
Riverbed Technology, VR, 6.00%, 4/25/22	5,263	5,149
Solarwinds, VR, 6.50%, 2/3/23	11,725	11,221

Metals & Mining 0.1%		
Phoenix Services, VR, 6.00%, 6/30/17	3,002	2,657
		2,657
Other Telecommunications 3.6%		
Equinix, VR, 4.00%, 1/6/23	4,125	4,125
Equinix, VR, 4.50%, 1/6/23 (GBP)	8,325	11,500
Integra Telecom, VR, 5.25%, 8/14/20	7,295	6,862
Integra Telecom, VR, 9.75%, 2/12/21	2,977	2,813
Level 3 Financing, VR, 3.50%, 5/31/22	14,375	14,170
Level 3 Financing, VR, 4.00%, 8/1/19	6,925	6,915
Level 3 Financing, VR, 4.00%, 1/15/20	27,650	27,598
LTS Buyer, VR, 4.00%, 4/13/20	10,452	10,160
LTS Buyer, VR, 8.00%, 4/12/21	2,851	2,685
Tierpoint, VR, 5.25%, 12/2/21	2,005	1,930
Tierpoint, VR, 5.50%, 12/2/21	6,900	6,736
Zayo Group, VR, 3.75%, 5/6/21	10,594	10,440
Zayo Group, VR, 4.50%, 5/6/21	14,500	14,467
		120,401
Publishing 1.1%		
Cengage Learning Acquisitions, VR, 7.00%, 3/31/20	12,062	11,569
Harland Clarke, VR, 7.00%, 5/22/18	5,297	4,900
Houghton Mifflin Harcourt Publisher, VR, 4.00%, 5/28/21	10,174	9,881
McGraw-Hill Global Education, VR, 4.75%, 3/22/19	10,799	10,567
		36,917
Real Estate Investment Trust Securities 1.0%		
Capital Automotive, VR, 4.00%, 4/10/19	6,388	6,365
Capital Automotive, VR, 6.00%, 4/30/20	19,216	18,736
International Market Centers, VR, 4.50%, 8/15/20	3,564	3,466

International Market Centers, VR, 8.75%, 8/15/21	5,050	4,747
		33,314
Restaurants 1.6%		
Burger King, VR, 3.75%, 12/10/21	42,423	42,171
PF Chang's China Bistro, VR, 4.252%, 7/2/19	6,028	5,621
Red Lobster, VR, 6.25%, 7/28/21	7,308	7,143
		54,935
Retail 3.8%		
Academy Sports, VR, 5.00%, 7/1/22	23,706	21,821
Dollar Tree, 4.25%, 7/6/22	18,575	18,487
Dollar Tree, VR, 3.50%, 7/6/22	7,157	7,159
JCPenney, VR, 6.00%, 5/22/18	15,924	15,721
Kirk Beauty, VR, 6.00%, 8/13/22 (EUR)	5,950	6,404
Leslie's Poolmart, VR, 4.25%, 10/16/19	7,241	6,970
Men's Wearhouse, 5.00%, 6/18/21	8,658	7,489
Neiman Marcus Group, VR, 4.25%, 10/25/20	8,436	7,058
Party City Holdings, VR, 4.25%, 8/19/22	10,588	10,146
PetSmart, VR, 4.25%, 3/11/22	27,285	26,424
		127,679
Satellites 1.2%		
Intelsat Jackson Holdings, VR, 3.75%, 6/30/19	27,024	24,022
TeleSat Canada, VR, 3.50%, 3/28/19	6,999	6,825
TeleSat Canada, VR, 4.273%, 3/28/17 (CAD)	4,800	3,521
TeleSat Canada, VR, 4.43%, 3/28/19 (CAD)	10,941	7,879
		42,247
Services 9.6%		
Acosta, VR, 4.25%, 9/26/21	9,098	8,556

Advantage Sales & Marketing, VR, 4.25%, 7/23/21	7,011	6,647
Advantage Sales & Marketing, VR, 7.50%, 7/25/22	2,625	2,161
Allied Security, VR, 4.25%, 2/12/21	5,327	5,123
Allied Security, VR, 8.00%, 8/13/21	4,864	4,256
Audio Visual Services, VR, 4.50%, 1/25/21	7,580	7,049
Brickman Group, VR, 4.003%, 12/18/20	7,322	7,075
Brickman Group, VR, 7.50%, 12/17/21	5,760	5,161
Centerplate, VR, 6.25%, 11/26/19	3,847	3,520
CPI Card, VR, 5.50%, 8/17/22	14,390	13,988
Diamond U.S. Holdings, VR, 4.75%, 12/17/21	5,346	5,226
First Data, VR, 3.934%, 9/24/18	19,450	19,155
First Data, VR, 4.184%, 7/8/22	24,650	23,962
First Data, VR, 4.434%, 3/24/21	26,754	26,333
HD Supply, VR, 3.75%, 8/13/21	5,253	5,137
Kronos, VR, 4.50%, 10/30/19	35,529	34,552
Kronos, VR, 9.75%, 4/30/20	31,891	30,845
Monitronics International, VR, 4.25%, 3/23/18	2,267	2,133
Monitronics International, VR, 4.50%, 4/8/22	1,726	1,607
Neff Rental, VR, 7.25%, 6/9/21	1,300	943
Nord Anglia Education, VR, 5.00%, 3/31/21	14,359	13,551
On Assignment, VR, 3.75%, 6/3/22	5,077	5,061
Renaissance Learning, VR, 4.50%, 4/9/21	2,032	1,907
Renaissance Learning, VR, 8.00%, 4/11/22	7,425	6,608
Sabre, VR, 4.00%, 2/19/19	12,276	12,147
SCS Holdings, VR, 6.00%, 10/30/22	10,061	9,860
ServiceMaster, VR, 4.25%, 7/1/21	17,239	17,081
Symphonyiri Group, VR, 4.753%, 9/30/20	4,713	4,695
Travelport, VR, 5.754%, 9/2/21	14,332	13,866
U.S. Ecology, VR, 3.75%, 6/17/21	2,647	2,633
U.S. Food Service, VR, 4.50%, 3/31/19	10,712	10,561

WASH Multifamily Laundry Systems, VR, 4.25%, 5/16/22	10,932	10,522
		321,921
Supermarkets 1.7%		
Albertson's Holdings, VR, 5.50%, 12/10/22	21,475	20,864
Pilot Travel Centers, VR, 3.75%, 10/1/21	5,969	5,976
Rite Aid, VR, 4.875%, 6/21/21	4,575	4,559
Rite Aid, VR, 5.75%, 8/21/20	24,775	24,734
		56,133
Transportation 0.3%		
Omnitracs, VR, 4.75%, 11/25/20	8,722	8,337
Overseas Shipholding, VR, 5.25%, 8/5/19	3,746	3,264
		11,601
Utilities 3.1%		
Calpine, VR, 4.00%, 1/15/23	7,500	7,237
Chief Power Finance, VR, 5.75%, 12/31/20	6,683	6,014
Energy Future Holdings, VR, 4.25%, 12/19/16	24,900	24,768
Exgen Renewables, VR, 5.25%, 2/6/21	22,844	22,729
Granite Acquisition, VR, 5.00%, 12/17/21	8,443	7,604
Granite Acquisition, VR, 8.25%, 12/19/22	6,125	4,594
Panda Power Funds, VR, 6.75%, 12/19/20	5,675	5,051
Panda Stonewall, VR, 6.50%, 11/13/21	4,775	4,274
Terra-Gen Finance, VR, 5.25%, 12/9/21	13,350	10,680
TPF II Power, VR, 5.50%, 10/2/21	11,041	10,338
		103,289
Wireless Communications 2.5%		
Asurion, VR, 5.00%, 5/24/19	15,599	14,666
Asurion, VR, 5.00%, 8/4/22	23,666	21,684

Asurion, VR, 8.50%, 3/3/21	35,700	28,846
SBA Senior Finance, VR, 3.25%, 3/24/21	7,044	6,914
T-Mobile USA, VR, 3.50%, 11/9/22	13,600	13,608
		85,718
Total Bank Loans (Cost $2,937,808)		2,813,679
CONVERTIBLE BONDS 0.1%		
Automotive 0.1%		
Tesla Motors, 0.25%, 3/1/19	2,582	2,192
		2,192
Total Convertible Bonds (Cost $2,070)		2,192
SHORT-TERM INVESTMENTS 6.7%		
Money Market Funds 6.6%		
T. Rowe Price Reserve Investment Fund, 0.32% (6)(7)	223,364	223,364
Total Money Market Funds		223,364
U.S. TREASURY OBLIGATIONS 0.1%		
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.16%, 7/21/16 (8)	3,000	2,998
Total U.S. Treasury Obligations		2,998
Total Short-Term Investments (Cost $226,362)		226,362
Total Investments in Securities		
98.7% of Net Assets (Cost $3,460,892)		**$ 3,320,632**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $156,992 and represents 4.7% of net assets.

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional Floating Rate Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on January 31, 2008. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the period ended February 29, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any. The change in unrealized gain/loss on Level 3 instruments held at February 29, 2016, totaled $0 for the period ended February 29, 2016.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. Collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 29, 2016, securities valued at $211,000 had been posted by the fund to counterparties for bilateral derivatives. As of February 29, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $489,000 cash and securities valued at $111,000.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At February 29, 2016, approximately 89% of the fund’s net assets were invested, either directly or through its investments in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans
The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $3,460,892,000. Net unrealized loss aggregated $139,474,000 at period-end, of which $5,021,000 related to appreciated investments and $144,495,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

T. Rowe Price Institutional Long Duration Credit Fund

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 96.2%		
Banking 19.0%		
ABN AMRO Bank, 4.75%, 7/28/25 (1)	200	194
Bank of America, 3.95%, 4/21/25	165	160
Bank of America, VR, 6.50%, 10/29/49	340	348
Barclays, 5.25%, 8/17/45	310	296
BBVA Bancomer Texas, 4.375%, 4/10/24 (1)	150	149
BPCE, 4.50%, 3/15/25 (1)	200	189
Discover Financial Services, 3.95%, 11/6/24	315	308
Goldman Sachs, 4.75%, 10/21/45	300	303
Goldman Sachs, 6.25%, 2/1/41	340	406
Goldman Sachs, VR, 5.375%, 12/29/49	155	148
JPMorgan Chase, 4.25%, 10/1/27	350	356
JPMorgan Chase, 5.625%, 8/16/43	415	450
JPMorgan Chase, VR, 5.30%, 12/29/49	235	229
JPMorgan Chase, VR, 6.75%, 1/29/49	100	106
Lloyds Banking Group, 5.30%, 12/1/45 (1)	400	389
Merrill Lynch, 6.11%, 1/29/37	600	653
Morgan Stanley, 4.30%, 1/27/45	425	403
Morgan Stanley, 4.35%, 9/8/26	185	184
Morgan Stanley, 5.00%, 11/24/25	525	549
Nationwide Building Society, 3.90%, 7/21/25 (1)	200	208
UBS Group Funding, 4.125%, 9/24/25 (1)	200	199
Wells Fargo, 4.65%, 11/4/44	200	195
		6,422
Basic Industry 2.7%		
Carpenter Technology, 4.45%, 3/1/23	30	28
Carpenter Technology, 5.20%, 7/15/21	120	122
Goldcorp, 5.45%, 6/9/44	145	128
International Paper, 4.80%, 6/15/44	220	185

Reliance Steel & Aluminum, 4.50%, 4/15/23	70	65
Southern Copper, 5.25%, 11/8/42	215	162
Southern Copper, 5.875%, 4/23/45	105	83
West Fraser Timber, 4.35%, 10/15/24 (1)	130	126
		899
Capital Goods 8.9%		
Boeing, 3.50%, 3/1/45	470	449
Danaher, 4.375%, 9/15/45	150	161
GE, 4.125%, 10/9/42	410	414
GE Capital, 5.875%, 1/14/38	165	207
Harris, 4.854%, 4/27/35	300	305
Lockheed Martin, 3.80%, 3/1/45	500	469
Lockheed Martin, 4.50%, 5/15/36	315	329
Martin Marietta Materials, 4.25%, 7/2/24	145	146
Mohawk Industries, 3.85%, 2/1/23	25	26
Northrop Grumman, 3.85%, 4/15/45	500	477
		2,983
Communications 7.9%		
Charter Communications Operating, 6.384%, 10/23/35 (1)	45	47
Charter Communications Operating, 6.484%, 10/23/45 (1)	180	189
Crown Castle International, 4.45%, 2/15/26	510	520
Interpublic Group of Companies, 3.75%, 2/15/23	95	93
Interpublic Group of Companies, 4.20%, 4/15/24	120	120
Omnicom Group, 3.65%, 11/1/24	225	226
Rogers Communications, 3.625%, 12/15/25	90	92
SBA Tower Trust, 3.869%, 10/15/49 (1)	200	206
Thomson Reuters, 3.85%, 9/29/24	100	102
Time Warner Cable, 6.55%, 5/1/37	35	35
Time Warner Cable, 6.75%, 6/15/39	180	183

Verizon Communications, 6.40%, 9/15/33	630	721
WPP Finance 2010, 3.75%, 9/19/24	140	140
		2,674
Consumer Cyclical 8.5%		
Amazon.com, 4.80%, 12/5/34	620	670
CVS Caremark, 5.125%, 7/20/45	285	319
Expedia, 5.00%, 2/15/26 (1)	160	152
Ford Motor, 4.75%, 1/15/43	565	518
General Motors, 5.00%, 4/1/35	660	577
QVC, 4.375%, 3/15/23	70	66
QVC, 4.45%, 2/15/25	10	9
QVC, 4.85%, 4/1/24	240	232
Visa, 4.15%, 12/14/35	310	329
		2,872
Consumer Non-Cyclical 10.1%		
AbbVie, 4.40%, 11/6/42	225	216
Actavis Funding, 3.80%, 3/15/25	175	180
Actavis Funding, 4.75%, 3/15/45	340	347
Celgene, 4.625%, 5/15/44	475	453
Celgene, 5.25%, 8/15/43	85	87
Estee Lauder, 4.375%, 6/15/45	300	317
Gilead Sciences, 4.80%, 4/1/44	240	251
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)	200	208
Mead Johnson Nutrition, 4.125%, 11/15/25	160	165
Medtronic, 4.375%, 3/15/35	330	341
Medtronic, 4.625%, 3/15/45	200	213
Newell Rubbermaid, 3.90%, 11/1/25	170	161

Reynolds American, 4.45%, 6/12/25	440	478
		3,417
Electric 9.3%		
Alabama Power, 3.75%, 3/1/45	510	490
American Transmission Systems, 5.00%, 9/1/44 (1)	230	231
Appalachian Power, 4.40%, 5/15/44	185	182
Appalachian Power, 4.45%, 6/1/45	95	95
Appalachian Power, 6.375%, 4/1/36	255	297
Commonwealth Edison, 4.35%, 11/15/45	320	339
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	230	239
Kentucky Utilities, 4.375%, 10/1/45	250	271
Louisville Gas & Electric, 4.375%, 10/1/45	250	269
MidAmerican Energy, 4.25%, 5/1/46	380	400
Monongahela Power, 5.40%, 12/15/43 (1)	115	132
Pennsylvania Electric, 6.15%, 10/1/38	185	206
		3,151
Energy 5.1%		
Boardwalk Pipelines, 4.95%, 12/15/24	60	51
Columbia Pipeline, 4.50%, 6/1/25 (1)	300	273
DCP Midstream Operating, 5.60%, 4/1/44	20	12
Enbridge Energy Partners, 5.50%, 9/15/40	85	64
EQT Midstream Partners, 4.00%, 8/1/24	155	118
ExxonMobil, 3.567%, 3/6/45	475	439
Nabors Industries, 4.625%, 9/15/21	200	133
Range Resources, 4.875%, 5/15/25 (1)	125	108
Shell International Finance, 4.375%, 5/11/45	500	464
Spectra Energy Partners, 5.95%, 9/25/43	70	67
		1,729

Finance Companies 2.7%		
GATX, 4.50%, 3/30/45	150	137
GE Capital International Funding, 4.418%, 11/15/35 (1)	728	758
		895
Insurance 9.7%		
ACE INA Holdings, 4.35%, 11/3/45	145	152
American International Group, 3.875%, 1/15/35	440	369
AON, 3.875%, 12/15/25	175	177
AON, 4.75%, 5/15/45	300	296
CNA Financial, 3.95%, 5/15/24	140	137
First American Financial, 4.60%, 11/15/24	165	168
Humana, 4.95%, 10/1/44	415	405
Liberty Mutual Group, 4.85%, 8/1/44 (1)	530	502
MetLife, 4.875%, 11/13/43	140	143
Principal Financial Group, 6.05%, 10/15/36	200	229
Principal Financial Group, VR, 4.70%, 5/15/55	205	194
Teachers Insurance and Annuity Association 4.90%, 9/15/44 (1)	175	177
UnitedHealth Group, 4.75%, 7/15/45	300	327
		3,276
Real Estate Investment Trusts 1.3%		
American Campus Communities, 3.75%, 4/15/23	75	75
American Campus Communities, 4.125%, 7/1/24	60	62
Brixmor Operating Partnership, 3.85%, 2/1/25	75	65
DCT Industrial Operating Partnership, 4.50%, 10/15/23	100	103
Host Hotels & Resorts, 4.00%, 6/15/25	135	130
		435

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional Long Duration Credit Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Long Duration Credit Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on June 3, 2013. The fund seeks to provide high income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. As of February 29, 2016, cash of $67,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts
The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, interest rates, or currency values; and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $34,047,000. Net unrealized loss aggregated $357,000 at period-end, of which $721,000 related to appreciated investments and $1,078,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

T. Rowe Price Institutional Global Multi-Sector Bond Fund

Unaudited

Forward Currency Exchange Contracts
(Amounts in 000s)

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	3/18/16	USD	3,505	JPY	393,780	$ 11
Bank of America Merrill Lynch	3/31/16	USD	245	CAD	336	(4)
Bank of America Merrill Lynch	4/6/16	USD	293	EUR	270	(1)
Bank of America Merrill Lynch	4/15/16	EUR	19	USD	21	—
Bank of America Merrill Lynch	4/15/16	RUB	174,851	USD	2,236	59
Bank of America Merrill Lynch	4/22/16	RON	2,158	USD	517	10
Bank of America Merrill Lynch	5/20/16	USD	230	EUR	207	5
Bank of America Merrill Lynch	5/20/16	USD	908	HUF	252,541	22
Bank of America Merrill Lynch	5/20/16	USD	564	KRW	684,461	12
Bank of America Merrill Lynch	6/17/16	USD	564	KRW	684,677	12
Barclays Bank	4/15/16	USD	16	EUR	15	—
Barclays Bank	4/19/16	USD	2,222	ZAR	37,735	(135)
Barclays Bank	5/20/16	USD	304	COP	1,048,509	(11)
Barclays Bank	5/20/16	USD	643	ZAR	10,363	—
BNP Paribas	4/15/16	EUR	17	USD	19	(1)
BNP Paribas	4/19/16	USD	2,253	RON	9,335	(23)
Citibank	4/15/16	EUR	24	USD	27	(1)
Citibank	4/22/16	USD	1,910	RON	7,912	(19)
Citibank	5/20/16	USD	1,174	ZAR	18,530	24
Citibank	8/15/16	USD	1,153	CNH	7,560	15
Deutsche Bank	3/18/16	USD	4,506	JPY	530,950	(205)
Deutsche Bank	4/6/16	USD	2,288	EUR	2,095	7
Deutsche Bank	4/15/16	RUB	16,427	USD	203	13
Goldman Sachs	3/3/16	USD	1,777	INR	122,328	(10)
Goldman Sachs	4/6/16	USD	452	INR	31,313	(2)
Goldman Sachs	5/10/16	USD	20,720	EUR	18,580	464
Goldman Sachs	5/20/16	IDR	31,064,888	USD	2,251	41
HSBC Bank	3/31/16	USD	5,570	EUR	5,046	76
HSBC Bank	4/15/16	EUR	40	USD	44	—
HSBC Bank	4/15/16	USD	12	EUR	11	—
JPMorgan Chase	3/2/16	BRL	2,010	USD	508	(8)
JPMorgan Chase	3/2/16	USD	505	BRL	2,010	5
JPMorgan Chase	3/3/16	INR	122,328	USD	1,811	(23)
JPMorgan Chase	3/31/16	CAD	17	USD	12	—

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional Global Multi-Sector Bond Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Multi-Sector Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 24, 2013. The fund seeks to provide high income and some capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 29, 2016, securities valued at $548,000 had been posted by the fund to counterparties for bilateral derivatives. As of February 29, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $738,000 cash. As of February 29, 2016, cash of $82,000 and securities valued at $386,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts
The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, interest rates, or currency values; and potential losses in excess of the fund’s initial investment.

Options
The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment.

Swaps
The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets
The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 21% of the fund’s net assets were invested in emerging markets and 7% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt
At February 29, 2016, approximately 35% of the fund’s net assets were invested, either directly or through its investments in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments
The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of February 29, 2016, no collateral was pledged by either the fund or counterparties for TBAs.

Mortgage-Backed Securities
The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $241,049,000. Net unrealized loss aggregated $5,482,000 at period-end, of which $4,618,000 related to appreciated investments and $10,100,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein.

T. Rowe Price Institutional Credit Opportunities Fund

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 71.6%		
Aerospace & Defense 0.6%		
Bombardier, 7.50%, 3/15/18 (1)	125	120
		120
Automotive 1.1%		
Group 1 Auto, 5.25%, 12/15/23 (1)	25	23
Metaldyne, 7.375%, 10/15/22	100	95
Omega U.S., 8.75%, 7/15/23 (1)	125	114
		232
Banking 3.8%		
Citigroup, VR, 5.95%, 12/29/49	275	258
Goldman Sachs, VR, 5.375%, 12/29/49	275	262
JPMorgan Chase, VR, 5.30%, 12/29/49	275	268
		788
Broadcasting 1.2%		
Cumulus Media, 7.75%, 5/1/19	150	41
MDC Partners, 6.75%, 4/1/20 (1)	100	102
Univision Communications, 8.50%, 5/15/21 (1)	100	100
		243
Cable Operators 9.3%		
Alltice, 7.625%, 2/15/25 (1)	275	247
Alltice, 7.75%, 5/15/22 (1)	200	193
Altice Finco, 7.625%, 2/15/25 (1)	200	183
CCOH Safari, 5.75%, 2/15/26 (1)	200	201
Cequel Communications, 6.375%, 9/15/20 (1)	100	98
Charter Communications Holdings, 5.75%, 9/1/23	225	229
Neptune Finco, 10.125%, 1/15/23 (1)	200	214
UnityMedia, 5.00%, 1/15/25 (1)	250	248

UnityMedia, 6.125%, 1/15/25 (1)	200	205
WideOpenWest Financial, 10.25%, 7/15/19	50	46
WideOpenWest Financial, 13.375%, 10/15/19	100	90
		1,954
Chemicals 2.5%		
Hexion U.S. Finance/Nova Scotia, 6.625%, 4/15/20	125	99
Kerling, 10.625%, 2/1/17 (EUR)(1)	200	216
Momentive Performance, EC, 10.00%, 10/15/20	75	—
Platform Specialty Products, 10.375%, 5/1/21 (1)	175	159
Univar, 6.75%, 7/15/23 (1)	50	44
		518
Consumer Products 2.0%		
Boardriders, 8.875%, 12/15/17 (EUR)(1)	200	186
Life Time Fitness, 8.50%, 6/15/23 (1)	125	118
Sun Products, 7.75%, 3/15/21 (1)	125	110
		414
Container 2.3%		
Ardagh Finance, PIK, 8.625%, 6/15/19 (1)	218	199
Consolidated Container, 10.125%, 7/15/20 (1)	100	78
Onex Wizard AC II, 7.75%, 2/15/23 (EUR)(1)	100	112
Reynolds Group Holdings, 9.875%, 8/15/19	100	103
		492
Energy 4.8%		
Anadarko Petroleum, 8.70%, 3/15/19	5	5
Chesapeake Energy, 8.00%, 12/15/22 (1)	70	28
Cimarex Energy, 5.875%, 5/1/22	90	87
Concho Resources, 7.00%, 1/15/21	50	49

CrownRock, 7.125%, 4/15/21 (1)	50	42
Global Geophysical, EC, 10.50%, 5/1/17 (2)	650	—
Hess, 8.125%, 2/15/19	25	26
Matador Resources, 6.875%, 4/15/23	100	88
Newfield Exploration, 5.625%, 7/1/24	175	158
Noble Energy, 8.25%, 3/1/19	20	21
Pacific Rubiales Energy, 5.375%, 1/26/19 (1)(3)(5)	300	36
Penn Virginia, 7.25%, 4/15/19	25	2
Rowan Companies, 7.875%, 8/1/19	85	69
SESI, 7.125%, 12/15/21	125	77
Seven Generations Energy, 6.75%, 5/1/23 (1)	75	65
Targa Resources, 5.00%, 1/15/18	100	95
Weatherford, 9.625%, 3/1/19	100	85
WPX Energy, 7.50%, 8/1/20	125	76
		1,009
Exploration & Production 0.4%		
Anadarko Petroleum, 6.45%, 9/15/36	100	83
		83
Financial 6.1%		
Ally Financial, 5.75%, 11/20/25	100	97
Compass Investors, 7.75%, 1/15/21 (1)	125	116
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	125	104
Icahn Enterprises, 6.00%, 8/1/20	100	95
NationStar Mortgage, 6.50%, 8/1/18	225	219
NationStar Mortgage, 6.50%, 7/1/21	100	88
Ocwen Financial, 6.625%, 5/15/19	375	326
Provident Funding, 6.75%, 6/15/21 (1)	75	72

Quicken Loans, 5.75%, 5/1/25 (1)	175	163
		1,280
Food/Tobacco 1.6%		
Boparan Finance, 5.25%, 7/15/19 (GBP)(1)	100	128
Post Holdings, 7.75%, 3/15/24 (1)	150	164
Treehouse Foods, 6.00%, 2/15/24 (1)	50	53
		345
Gaming 3.5%		
Eldorado Resorts, 7.00%, 8/1/23	75	75
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	150	110
International Game Technology, 6.25%, 2/15/22 (1)	200	188
International Game Technology, 6.50%, 2/15/25 (1)	200	178
MGM Mirage, 6.00%, 3/15/23	125	128
MGM Mirage, 6.625%, 12/15/21	50	53
		732
Health Care 7.4%		
Centene, 6.125%, 2/15/24 (1)	50	53
Community Health Systems, 6.875%, 2/1/22	125	108
Community Health Systems, 8.00%, 11/15/19	50	47
Ephios Bondco, 6.25%, 7/1/22 (EUR)(1)	100	111
Ephios Holdco II, 8.25%, 7/1/23 (EUR)(1)	100	104
HCA, 5.375%, 2/1/25	200	204
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	50	51
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	25	24
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	150	133
Opal Acquisition, 8.875%, 12/15/21 (1)	50	38
Tenet Healthcare, 6.75%, 6/15/23	75	68
Tenet Healthcare, 8.00%, 8/1/20	75	76

Valeant Pharmaceuticals, 5.875%, 5/15/23 (1)	250	204
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	175	161
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	175	166
		1,548
Information Technology 3.8%		
Ancestry.com, PIK, 9.625%, 10/15/18 (1)	175	166
Bankrate, 6.125%, 8/15/18 (1)	300	297
BMC Software, 7.25%, 6/1/18	125	104
Commscope Tech Finance, 6.00%, 6/15/25 (1)	100	99
Microsemi, 9.125%, 4/15/23 (1)	50	53
SS&C Technologies, 5.875%, 7/15/23 (1)	75	78
		797
Lodging 0.7%		
Playa Resorts, 8.00%, 8/15/20 (1)	150	140
		140
Manufacturing 0.8%		
APEX Tool Group, 7.00%, 2/1/21 (1)	125	94
Gardner Denver, 6.875%, 8/15/21 (1)	125	82
		176
Metals & Mining 1.5%		
Aleris International, 7.875%, 11/1/20	225	176
Arcelormittal, VR, 10.85%, 6/1/19	50	53
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)(1)	100	92
		321
Other Telecommunications 1.7%		
Frontier Communications, 8.875%, 9/15/20 (1)	225	233

Rackspace, 6.50%, 1/15/24 (1)	125	118
		351
Petroleum 0.8%		
Hess, 7.30%, 8/15/31	100	87
Murphy Oil, STEP, 2.50%, 12/1/17	85	71
		158
Retail 2.8%		
Argos Merger, 7.125%, 3/15/23 (1)	50	51
Claire's Stores, 10.50%, 6/1/17	500	236
Guitar Center Management, 6.50%, 4/15/19 (1)	225	190
Maisons du Monde, 9.00%, 8/1/20 (EUR)(1)	100	115
		592
Satellites 1.3%		
Intelsat Jackson Holdings, 7.50%, 4/1/21	400	278
		278
Services 6.7%		
Aston Escrow, 9.50%, 8/15/21 (1)	50	23
First Data, 5.375%, 8/15/23 (1)	275	285
First Data, 7.00%, 12/1/23 (1)	275	275
Iron Mountain, 6.00%, 10/1/20 (1)	275	292
Laureate Education, 9.25%, 9/1/19 (1)	175	84
Monitronics International, 9.125%, 4/1/20	125	108
MSCI, 5.75%, 8/15/25 (1)	175	189
Outerwall, 6.00%, 3/15/19	125	100
US Food Service, 8.50%, 6/30/19	50	51
		1,407

Chemicals 0.7%		
Solenis International, VR, 7.75%, 7/31/22	200	158
		158
Energy 0.5%		
Hercules Offshore, VR, 10.50%, 5/6/20	167	102
		102
Entertainment & Leisure 0.5%		
IMG Worldwide, VR, 8.25%, 5/6/22	125	105
		105
Food/Tobacco 0.6%		
Hostess, VR, 8.50%, 8/3/23	125	119
		119
Health Care 0.4%		
Concordia Healthcare, VR, 5.25%, 10/21/21	100	96
		96
Information Technology 1.2%		
IPC, VR, 10.50%, 2/4/22	200	153
Linxens, VR, 5.00%, 10/14/22	100	95
		248
Manufacturing 0.5%		
Husky Injection Molding, VR, 7.25%, 6/30/22	125	118
		118
Retail 0.2%		
Neiman Marcus Group, VR, 4.25%, 10/25/20	50	42

CONVERTIBLE PREFERRED STOCKS 1.0%		
Health Care 0.4%		
Allergan, Series A	—	91
		91
Wireless Communications 0.6%		
American Tower	1	57
T-Mobile USA, Class A	1	57
		114
Total Convertible Preferred Stocks (Cost $198)		205
SHORT-TERM INVESTMENTS 8.9%		
Money Market Funds 8.9%		
T. Rowe Price Reserve Investment Fund, 0.32% (6)(7)	1,868	1,868
Total Short-Term Investments (Cost $1,868)		1,868
Total Investments in Securities		
99.0% of Net Assets (Cost $22,949)		**$ 20,761**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $9,494 and represents 45.3% of net assets.

(2) Level 3 in fair value hierarchy. See Note 2.

(3) In default with respect to payment of interest.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(5) Non-income producing

(6) Seven-day yield

(7) Affiliated Company

(8) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

CAD Canadian Dollar

EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of this Portfolio of Investments.

T. Rowe Price Institutional Credit Opportunities Fund
Unaudited

Notes To Portfolio of Investments

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Credit Opportunities Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on April 29, 2014. The fund seeks a combination of long-term capital appreciation and high income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the Portfolio of Investments may differ from the values ultimately realized upon sale or maturity.

Investment Transactions
Investment transactions are accounted for on the trade date.

Currency Translation
Investments denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.

New Accounting Guidance
In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 – VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value
The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the period ended February 29, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the period ended February 29, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any. The change in unrealized gain/loss on Level 3 instruments held at February 29, 2016, totaled $0 for the period ended February 29, 2016.

NOTE 3 – DERIVATIVE INSTRUMENTS

The fund may invest in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. The fund values its derivatives at fair value, as described in Note 2.

Counterparty Risk and Collateral
The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies; securities posted by the fund are so noted in the accompanying Portfolio of Investments. Collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of February 29, 2016, no collateral had been posted by the fund to counterparties for bilateral derivatives. As of February 29, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $322,000.

Forward Currency Exchange Contracts
The fund uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Options
The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and/or credit ratings; and, for written options, potential losses in excess of the fund’s initial investment.

Swaps
The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin).

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

NOTE 4 – OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities
At February 29, 2016, approximately 85% of the fund’s net assets were invested, either directly or through its investments in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans
The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

NOTE 5 - FEDERAL INCOME TAXES

At February 29, 2016, the cost of investments for federal income tax purposes was $22,902,000. Net unrealized loss aggregated $2,046,000 at period-end, of which $294,000 related to appreciated investments and $2,340,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. (Price Associates) and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 26, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 26, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 26, 2016